Exhibit 99.1

KROGER

FIREHOUSE SUBS
LabCorp

WEINGARTEN REALTY®

SUPPLEMENTAL FINANCIAL INFORMATION

QUARTER ENDED December 31, 2019

SUNSET 5
TRADER JOE'S

T.J.maxx

SPROUTS
FARMERS MARKET

2600 Citadel Plaza Drive
P.O. Box 924133
Houston, Texas 77292-4133

NEWS RELEASE

Information: Michelle Wiggs, Phone: (713) 866-6050

WEINGARTEN REALTY
REPORTS STRONG FOURTH QUARTER OPERATIONS
AND ISSUES 2020 GUIDANCE

HOUSTON, February 25, 2020 (BUSINESS WIRE) -- Weingarten Realty (NYSE: WRI) announced today the results of its operations for the quarter and year ended December 31, 2019. The supplemental financial package with additional information can be found on the Company's website under the Investor Relations tab.

Fourth Quarter and Full Year Operating and Financial Highlights

•
Net income attributable to common shareholders (“Net Income”) was $0.58 per diluted share (hereinafter “per share”) for the quarter and $2.44 per share for the year compared to $0.46 and $2.55 per share for each respective period in 2018;

•
Core Funds From Operations Attributable to Common Shareholders ("Core FFO”) was $0.53 per share for the quarter and $2.10 per share for the year compared to $0.55 and $2.28 per share for each respective period in 2018;

•	Same Property Net Operating Income (“SPNOI”) including redevelopments increased by 2.5% over the fourth quarter of 2018 and by 3.3% over the full year 2018;

•	Rental rates on new leases and renewals completed during the quarter were up 16.3% and 10.2%, respectively;

•	Signed occupancy at year-end was 95.2%, an increase of 0.8% from 94.4% at the end of 2018;

•	Acquisitions totaled $165 million in the quarter and $246 million for the full year;

•	Dispositions totaled $90 million in the quarter and $452 million for the full year;

•	Balance sheet leverage remained among the lowest in the sector with Net Debt to Adjusted EBITDAre of 5.17 times; and

•	Common dividends per share of $0.395 per quarter were declared or $1.58 per share on an annualized basis.

Financial Results

The Company reported Net Income of $75.2 million or $0.58 per share for the fourth quarter of 2019, as compared to $59.5 million or $0.46 per share for the same period in 2018. For the year, Net Income was $315.4 million or $2.44 per share for 2019 compared to $327.6 million or $2.55 per share for 2018.

Page i

Funds From Operations attributable to common shareholders in accordance with the National Association of Real Estate Investment Trusts definition (“NAREIT FFO”) was $69.2 million or $0.53 per share for the fourth quarter of 2019 compared to $70.3 million or $0.55 per share for 2018. For the year, NAREIT FFO was $273.7 million or $2.10 per share for 2019 compared to $307.9 million or $2.40 per share for 2018.

Core FFO for the quarter ended December 31, 2019 was $0.53 per share or $69.2 million, as compared to $0.55 per share or $70.2 million for the same quarter of last year. The decrease from the prior year was primarily due to dispositions of $241 million in the fourth quarter of 2018 and an additional $452 million during the year ended December 31, 2019. Also contributing to the decrease was an increase in general and administrative expense due to the cessation of the capitalization of indirect leasing and legal costs of $0.02 per share in the fourth quarter of 2019 and $0.07 per share for the year ended December 31, 2019 due to the new lease accounting standard adopted in 2019. Partially offsetting these decreases was an increase in SPNOI including redevelopments of 2.5% as well as acquisitions totaling $246 million in 2019. Additionally, increases in the fair value of the Company’s deferred compensation plan assets resulted in increases in interest income, general and administrative expense, and operating expense, however these changes have no net effect on FFO as shown on page 7 of the Company’s Supplemental. For the full year, Core FFO was $273.7 million or $2.10 per share for 2019 compared to $292.5 million or $2.28 per share for 2018.

The effect of the 2019 dispositions will impact 2020 Core FFO as well. However, with more normalized disposition activity beginning in 2020, investments in mixed-use new developments totaling $485 million coming on line in 2020 and 2021 and the Company’s much improved portfolio of properties, earnings are expected to trend up beginning in the second half of 2020.

A reconciliation of Net Income to NAREIT FFO and Core FFO is included herein.

Operating Results

For the period ending December 31, 2019, the Company’s operating highlights were as follows:

	Q4 2019	YTD 2019
Occupancy (Signed Basis):
Occupancy - Total	95.2%
Occupancy - Small Shop Spaces	90.8%
Occupancy - Same Property Portfolio	95.5%

Same Property Net Operating Income, with redevelopments	2.5%	3.3%

Rental Rate Growth - Total:	11.9%	7.5%
New Leases	16.3%	15.5%
Renewals	10.2%	5.2%

Leasing Transactions:
Number of New Leases	86	300
New Leases - Annualized Revenue (in millions)	$6.5	$22.8
Number of Renewals	109	483
Renewals - Annualized Revenue (in millions)	$8.6	$40.1

A reconciliation of Net Income to SPNOI is included herein.

Page ii

“Our greatly transformed portfolio continues to produce solid operating results. Leasing activity was strong, generating increased rental rates on new leases during the quarter of 16%. Coupled with low tenant fallout, this resulted in an 80 basis points increase over the prior year in total occupancy with our shop space rising to a record 90.8%. Same Property NOI was also strong, increasing 3.3% during the year. While there are continued challenges in the retail marketplace, the improved quality of our portfolio clearly enables us to respond to these challenges much more effectively,” said Johnny Hendrix, Executive Vice President and Chief Operating Officer.

Portfolio Activity

During the quarter, the Company acquired three shopping centers for $165 million. Stevens Creek Central shopping center is located in San Jose, CA. The property is anchored by Safeway, Marshalls and Total Wine & More. The population in a three-mile radius is 260,000 with average household incomes in excess of $141,000.  The Shops at Hilshire Village is a Kroger anchored shopping center located adjacent to the very affluent Memorial Villages in Houston, TX. The population in a three-mile radius is 135,000 people with average household incomes of $117,000. Covington Esplanade located in the Seattle metropolitan area is a 187,000 square foot center anchored by Home Depot and includes many strong service retailers. Acquisitions for the full year totaled $246 million, including five grocery anchored centers in urban, infill locations with strong demographics. Within a three-mile radius, average household incomes for all properties purchased this year averaged $116,000 with a population of 155,000 people.

In addition, the Company sold three properties during the quarter for $90 million including a power center in Las Vegas, a center in Houston and the Company’s last property in Arkansas. For all of 2019, WRI sold $452 million of assets with the disposition of 15 shopping centers and other real estate.

The Company invested $173 million in new developments and redevelopments in 2019 and expects to spend around $100 million in 2020, with the majority of the investment in its two projects in the Washington D.C. area and its 30-story residential tower at its River Oaks Shopping Center in Houston.

“We continue to upgrade the quality of our portfolio by successfully disposing of assets that are in the bottom portion of our portfolio and reinvesting these proceeds in quality acquisitions as well as our new development and redevelopment projects.  We are very excited to add the three quality acquisitions in the fourth quarter to our transformed portfolio.  As we reduce our disposition volumes going into 2020 and accelerate the addition of NOI from our new development projects, we are well positioned to grow FFO beginning in the second half of 2020,” said Drew Alexander, Chairman, President and Chief Executive Officer.

Balance Sheet

During the quarter, the Company amended and extended its $500 million unsecured revolving credit facility. The facility will mature in March 2024, with a provision to extend the maturity date for two consecutive six-month periods, at the Company’s option. The Company was successful in reducing the margin over LIBOR that it will pay under the facility.

Net Debt to Core EBITDAre was a strong 5.17 times and Debt to Total Market Capitalization was a very low 29.9% at year end.

Page iii

“We continue to maintain one of the strongest balance sheets in our sector which not only provides significant security for our shareholders in the event of unexpected market events, but also positions us to pursue additional growth opportunities. We are pleased with the support of our bank group and their continued support through the renewal of our unsecured credit facility. With no significant maturities until 2022, our financial position is excellent,” said Steve Richter, Executive Vice President and Chief Financial Officer.

2020 Guidance

The Company’s guidance for 2020 is as follows:

2020 Guidance
Net Income (per share)	$1.52 - $1.61
NAREIT FFO (per share)	$2.06 - $2.11
Core FFO (per share)	$2.06 - $2.11
Acquisitions	$100 - $150 million
Re / New Development	$75 - $125 million
Dispositions	$100 - $150 million
Same Property NOI with redevelopments	1.5% - 2.5%

A rollforward detailing the components of the change in 2019 Core FFO per share to 2020 Core FFO per share guidance is included on page 10 of the Company’s Supplemental.

Dividends

The Board of Trust Managers declared a quarterly cash dividend to $0.395 per common share payable on March 13, 2020 to shareholders of record on March 6, 2020. Annualized, the dividend will be $1.58 per common share.

Conference Call Information

The Company also announced that it will host a live webcast of its quarterly conference call on February 26, 2020 at 10:00 a.m. Central Time. The live webcast can be accessed via the Company’s website at www.weingarten.com. Alternatively, if you are not able to access the call on the web, you can listen live by phone by calling (800) 447-0521 (conference ID #49202482). A replay will be available through the Company’s website starting approximately two hours following the live call.

About Weingarten Realty Investors

Weingarten Realty Investors (NYSE: WRI) is a shopping center owner, manager and developer.  At December 31, 2019, the Company owned or operated under long-term leases, either directly or through its interest in real estate joint ventures or partnerships, a total of 170 properties which are located in 16 states spanning the country from coast to coast. These properties represent approximately 32.5 million square feet of which our interests in these properties aggregated approximately 21.5 million square feet of leasable area. To learn more about the Company’s operations and growth strategies, please visit www.weingarten.com.

Page iv

Forward-Looking Statements

Statements included herein that state the Company’s or Management’s intentions, hopes, beliefs, expectations or predictions of the future are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 which by their nature, involve known and unknown risks and uncertainties. The Company’s actual results, performance or achievements could differ materially from those expressed or implied by such statements. Reference is made to the Company’s regulatory filings with the Securities and Exchange Commission for information or factors that may impact the Company’s performance.

Projections involve numerous assumptions such as rental income (including assumptions on percentage rent), interest rates, tenant defaults, occupancy rates, volume and pricing of properties held for disposition, volume and pricing of acquisitions, expenses (including salaries and employee costs), insurance costs and numerous other factors. Not all of these factors are determinable at this time and actual results may vary from the projected results, and may be above or below the ranges indicated. The above ranges represents management’s estimate of results based upon these assumptions as of the date of this press release. Accordingly, there is no assurance that our projections will be realized.

Page v

Weingarten Realty Investors
(in thousands, except per share amounts)
Financial Statements

		Three Months Ended December 31,		Twelve Months Ended December 31,
		2019	2018 (1)	2019	2018 (1)
	CONDENSED CONSOLIDATED STATEMENTS OF INCOME	(Unaudited)		(Unaudited)
	Revenues:
	Rentals, net	$115,780	$124,365	$472,446	$517,836
	Other	3,685	3,454	14,179	13,311
	Total Revenues	119,465	127,819	486,625	531,147
	Operating Expenses:
	Depreciation and amortization	33,355	35,280	135,674	161,838
	Operating	24,693	20,625	94,620	90,554
	Real estate taxes, net	13,741	16,562	60,813	69,268
	Impairment loss	—	7,722	74	10,120
	General and administrative	9,021	7,325	35,914	25,040
	Total Operating Expenses	80,810	87,514	327,095	356,820
	Other Income (Expense):
	Interest expense, net	(13,539)	(15,663)	(57,601)	(63,348)
	Interest and other income (expense), net	3,594	(1,928)	11,003	2,807
	Gain on sale of property	45,951	34,788	189,914	207,865
	Total Other Income	36,006	17,197	143,316	147,324
	Income Before Income Taxes and Equity in Earnings of Real Estate Joint Ventures and Partnerships	74,661	57,502	302,846	321,651
	Provision for Income Taxes	(358)	(10)	(1,040)	(1,378)
	Equity in Earnings of Real Estate Joint Ventures and Partnerships, net	2,989	5,737	20,769	25,070
	Net Income	77,292	63,229	322,575	345,343
Less:	Net Income Attributable to Noncontrolling Interests	(2,074)	(3,722)	(7,140)	(17,742)
	Net Income Attributable to Common Shareholders -- Basic	$75,218	$59,507	$315,435	$327,601
	Net Income Attributable to Common Shareholders -- Diluted	$75,746	$59,507	$317,547	$327,601
	Earnings Per Common Share -- Basic	$.59	$.47	$2.47	$2.57
	Earnings Per Common Share -- Diluted	$.58	$.46	$2.44	$2.55
______________
(1) Reclassification of prior year's amounts were made to conform to current year presentation.

Page vi

Weingarten Realty Investors
(in thousands)
Financial Statements

	December 31, 2019	December 31, 2018
	(Unaudited)	(Audited)
CONDENSED CONSOLIDATED BALANCE SHEETS
ASSETS
Property	$4,145,249	$4,105,068
Accumulated Depreciation	(1,110,675)	(1,108,188)
Investment in Real Estate Joint Ventures and Partnerships, net	427,947	353,828
Unamortized Lease Costs, net	148,479	142,014
Accrued Rent, Accrued Contract Receivables and Accounts Receivable, net	83,639	97,924
Cash and Cash Equivalents	41,481	65,865
Restricted Deposits and Escrows	13,810	10,272
Other, net	188,004	160,178
Total Assets	$3,937,934	$3,826,961

LIABILITIES AND EQUITY
Debt, net	$1,732,338	$1,794,684
Accounts Payable and Accrued Expenses	111,666	113,175
Other, net	217,770	168,403
Total Liabilities	2,061,774	2,076,262

Commitments and Contingencies	—	—

EQUITY
Common Shares of Beneficial Interest	3,905	3,893
Additional Paid-In Capital	1,779,986	1,766,993
Net Income Less Than Accumulated Dividends	(74,293)	(186,431)
Accumulated Other Comprehensive Loss	(11,283)	(10,549)
Shareholders' Equity	1,698,315	1,573,906
Noncontrolling Interests	177,845	176,793
Total Liabilities and Equity	$3,937,934	$3,826,961

Page vii

Non-GAAP Financial Measures

Certain aspects of our key performance indicators are considered non-GAAP financial measures. Management uses these measures along with our Generally Accepted Accounting Principles ("GAAP") financial statements in order to evaluate our operating results. Management believes these additional measures provide users of our financial information additional comparable indicators of our industry, as well as, our performance.

Funds from Operations Attributable to Common Shareholders
Effective January 1, 2019, the National Association of Real Estate Investment Trusts ("NAREIT") defines NAREIT FFO as net income (loss) attributable to common shareholders computed in accordance with GAAP, excluding gains or losses from sales of certain real estate assets (including: depreciable real estate with land, land, development property and securities), changes in control of real estate equity investments, and interests in real estate equity investments and their applicable taxes, plus depreciation and amortization related to real estate and impairment of certain real estate assets and in substance real estate equity investments, including our share of unconsolidated real estate joint ventures and partnerships. The Company calculates NAREIT FFO in a manner consistent with the NAREIT definition.

Management believes NAREIT FFO is a widely recognized measure of REIT operating performance which provides our shareholders with a relevant basis for comparison among other REITs. Management uses NAREIT FFO as a supplemental internal measure to conduct and evaluate our business because there are certain limitations associated with using GAAP net income by itself as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, management believes that the presentation of operating results for real estate companies that uses historical cost accounting is insufficient by itself. There can be no assurance that NAREIT FFO presented by the Company is comparable to similarly titled measures of other REITs.

The Company also presents Core FFO as an additional supplemental measure as it is more reflective of the core operating performance of our portfolio of properties. Core FFO is defined as NAREIT FFO excluding charges and gains related to non-cash, non-operating assets and other transactions or events that hinder the comparability of operating results. Specific examples of items excluded from Core FFO include, but are not limited to, gains or losses associated with the extinguishment of debt or other liabilities and transactional costs associated with development activities. NAREIT FFO and Core FFO should not be considered as alternatives to net income or other measurements under GAAP as indicators of operating performance or to cash flows from operating, investing or financing activities as measures of liquidity. NAREIT FFO and Core FFO do not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.

Page viii

NAREIT FFO and Core FFO is calculated as follows (in thousands):

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018
	(Unaudited)		(Unaudited)
Net income attributable to common shareholders	$75,218	$59,507	$315,435	$327,601
Depreciation and amortization of real estate	33,154	35,020	134,772	160,679
Depreciation and amortization of real estate of unconsolidated real estate joint ventures and partnerships	3,478	2,974	12,152	12,454
Impairment of properties and real estate equity investments	3,070	7,571	3,144	9,969
(Gain) on sale of property, investment securities and interests in real estate equity investments	(45,950)	(34,650)	(190,597)	(206,930)
(Gain) on dispositions of unconsolidated real estate joint ventures and partnerships	—	(4)	(1,380)	(6,300)
Provision for income taxes (1)	276	444	133	2,223
Noncontrolling interests and other (2)	(545)	(610)	(2,051)	8,238
NAREIT FFO – basic (3)	68,701	70,252	271,608	307,934
Income attributable to operating partnership units	528	—	2,112	—
NAREIT FFO – diluted (3)	69,229	70,252	273,720	307,934
Adjustments for Core FFO:
Other impairment loss	—	134	—	134
Provision (benefit) for income taxes (1)	—	6	—	(1,488)
(Gain) on extinguishment of debt including related swap activity	—	(41)	—	(3,131)
Lease terminations	—	—	—	(10,023)
Other	—	(136)	10	(911)
Core FFO – diluted	$69,229	$70,215	$273,730	$292,515

FFO weighted average shares outstanding – basic	127,882	127,653	127,842	127,651
Effect of dilutive securities:
Share options and awards	851	730	842	790
Operating partnership units	1,432	—	1,432	—
FFO weighted average shares outstanding – diluted	130,165	128,383	130,116	128,441

NAREIT FFO per common share – basic	$.54	$.55	$2.12	$2.41

NAREIT FFO per common share – diluted	$.53	$.55	$2.10	$2.40

Core FFO per common share – diluted	$.53	$.55	$2.10	$2.28
________________________________________________________________________________________________________________________________

(1) The applicable taxes related to gains and impairments of operating and non-operating real estate assets.
(2) Related to gains, impairments and depreciation on operating properties and unconsolidated real estate joint ventures, where applicable.
(3) 2019 Nareit FFO is presented in accordance with 2018 Restatement of "Nareit's Funds from Operations White Paper."

Page ix

Same Property Net Operating Income
Management considers SPNOI an important additional financial measure because it reflects only those income and expense items that are incurred at the property level and when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates and operating costs. The Company calculates this most useful measurement by determining our proportional share of SPNOI from all owned properties, including the Company’s share of SPNOI from unconsolidated joint ventures and partnerships, which cannot be readily determined under GAAP measurements and presentation. Although SPNOI (see page 1 of the supplemental disclosure regarding this presentation and limitations thereof) is a widely used measure among REITs, there can be no assurance that SPNOI presented by the Company is comparable to similarly titled measures of other REITs. Additionally, the Company does not control these unconsolidated joint ventures and partnerships, and the assets, liabilities, revenues or expenses of these joint ventures and partnerships, as presented, do not represent its legal claim to such items.
Properties are included in the SPNOI calculation if they are owned and operated for the entirety of the most recent two fiscal year periods, except for properties for which significant redevelopment or expansion occurred during either of the periods presented, and properties that have been sold. While there is judgment surrounding changes in designations, management moves new development and redevelopment properties once they have stabilized, which is typically upon attainment of 90% occupancy. A rollforward of the properties included in the Company’s same property designation is as follows:

	Three Months Ended December 31, 2019	Twelve Months Ended December 31, 2019
Beginning of the period	159	171
Properties added:
New Developments	—	1
Properties removed:
Dispositions	(4)	(17)
End of the period	155	155

Page x

We calculate SPNOI using net income attributable to common shareholders excluding net income attributable to noncontrolling interests, other income (expense), income taxes and equity in earnings of real estate joint ventures and partnerships. Additionally to reconcile to SPNOI, we exclude the effects of property management fees, certain non-cash revenues and expenses such as straight-line rental revenue and the related reversal of such amounts upon early lease termination, depreciation and amortization, impairment losses, general and administrative expenses and other items such as lease cancellation income, environmental abatement costs, demolition expenses and lease termination fees. Consistent with the capital treatment of such costs under GAAP, tenant improvements, leasing commissions and other direct leasing costs are excluded from SPNOI. A reconciliation of net income attributable to common shareholders to SPNOI is as follows (in thousands):

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018
	(Unaudited)		(Unaudited)
Net income attributable to common shareholders	$75,218	$59,507	$315,435	$327,601
Add:
Net income attributable to noncontrolling interests	2,074	3,722	7,140	17,742
Provision for income taxes	358	10	1,040	1,378
Interest expense, net	13,539	15,663	57,601	63,348
Property management fees	686	685	2,899	2,904
Depreciation and amortization	33,355	35,280	135,674	161,838
Impairment loss	—	7,722	74	10,120
General and administrative	9,021	7,325	35,914	25,040
Other (1)	937	752	3,762	2,680
Less:
Gain on sale of property	(45,951)	(34,788)	(189,914)	(207,865)
Equity in earnings of real estate joint ventures and partnership interests, net	(2,989)	(5,737)	(20,769)	(25,070)
Interest and other (income) expense, net	(3,594)	1,928	(11,003)	(2,807)
Revenue adjustments (2)	(3,817)	(3,022)	(14,871)	(25,007)
Adjusted income	78,837	89,047	322,982	351,902
Less: Adjusted income related to consolidated entities not defined as same property and noncontrolling interests	(2,589)	(14,780)	(23,312)	(62,520)
Add: Pro rata share of unconsolidated entities defined as same property	8,931	8,838	34,440	34,201
Same Property Net Operating Income	85,179	83,105	334,110	323,583
Less: Redevelopment Net Operating Income	(8,794)	(7,880)	(33,797)	(29,181)
Same Property Net Operating Income excluding Redevelopments	$76,385	$75,225	$300,313	$294,402
___________________

(1)	Other includes items such as environmental abatement costs, demolition expenses, lease termination fees and ground rent.

(2)	Revenue adjustments consist primarily of straight-line rentals, lease cancellation income and fee income primarily from real estate joint ventures and partnerships.

Page xi

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate
NAREIT defines EBITDAre as net income computed in accordance with GAAP, plus interest expense, income tax expense (benefit), depreciation and amortization and impairment of depreciable real estate and in substance real estate equity investments; plus or minus gains or losses from sales of certain real estate assets and interests in real estate equity investments; and adjustments to reflect our share of unconsolidated real estate joint ventures and partnerships for these items. The Company calculates EBITDAre in a manner consistent with the NAREIT definition.
As mentioned above, NAREIT FFO is a widely recognized measure of REIT operating performance which provides our shareholders with a relevant basis for comparing earnings performance among other REITs based upon the unique capital structure of each REIT. However as a basis of comparability that is independent of a company's capital structure, management believes that since EBITDA is a widely known and understood measure of performance, EBITDAre will represent an additional supplemental non-GAAP performance measure that will provide investors with a relevant basis for comparing REITs. There can be no assurance that EBITDAre as presented by the Company is comparable to similarly titled measures of other REITs.
The Company also presents Core EBITDAre as an additional supplemental measure as it is more reflective of the core operating performance of our portfolio of properties. Core EBITDAre is defined as NAREIT EBITDAre excluding charges and gains related to non-cash and non-operating transactions and other events that hinder the comparability of operating results. Specific examples of items excluded from Core EBITDAre include, but are not limited to, gains or losses associated with the extinguishment of debt or other liabilities, and transactional costs associated with development activities. EBITDAre and Core EBITDAre should not be considered as alternatives to net income or other measurements under GAAP as indicators of operating performance or to cash flows from operating, investing or financing activities as measures of liquidity. EBITDAre and Core EBITDAre do not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.
EBITDAre and Core EBITDAre is calculated as follows (in thousands):

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre):
Net income	$77,292	$63,229	$322,575	$345,343
Interest expense, net (1)	13,539	15,663	57,601	63,348
Provision for income taxes	358	10	1,040	1,378
Depreciation and amortization of real estate	33,355	35,280	135,674	161,838
Impairment loss on operating properties and real estate equity investments	3,070	7,722	3,144	10,120
Gain on sale of property and investment securities (2)	(45,950)	(34,788)	(190,653)	(207,865)
EBITDAre adjustments of unconsolidated real estate joint ventures and partnerships, net (3)	4,377	3,874	14,439	11,271
Total EBITDAre	86,041	90,990	343,820	385,433
Adjustments for Core EBITDAre:
Lease terminations	—	—	—	(10,023)
Other	—	(50)	10	(47)
Total Core EBITDAre	$86,041	$90,940	$343,830	$375,363

(1) Includes a $3.8 million gain on extinguishment of debt including related swap activity for the twelve months ended December 31, 2018.
(2) Included a $.5 million gain on sale of non-operating assets for the twelve months ended December 31, 2019. Also includes a $.1 million and $.9 million gain on sale of non-operating assets for the three and twelve months ended December 31, 2018, respectively.
(3) Includes a $.3 million gain on sale of non-operating assets for the twelve months ended December 31, 2019, and a $.7 million loss on extinguishment of debt for the twelve months ended December 31, 2018.

Page xii

Weingarten Realty Investors
Company Information

Corporate Office

2600 Citadel Plaza Drive
P. O. Box 924133
Houston, TX 77292-4133
713-866-6000
www.weingarten.com

Stock Listings

New York Stock Exchange:
Common Shares	WRI

Forward-Looking Statements
This supplement, together with other statements and information publicly disseminated by us, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. These forward-looking statements relate to the company’s intentions, beliefs, expectations or projections of the future. It is important to note that the company’s actual results could differ materially from those projected in such forward-looking statements. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: (i) disruptions in financial markets, (ii) general economic and local real estate conditions, (iii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or general downturn in their business, (iv) financing risks, such as the inability to obtain equity, debt, or other sources of financing on favorable terms and changes in LIBOR availability, (v) changes in governmental laws and regulations, (vi) the level and volatility of interest rates, (vii) the availability of suitable acquisition opportunities, (viii) the ability to dispose of properties, (ix) changes in expected development activity, (x) increases in operating costs, (xi) tax matters, including the effect of changes in the tax laws and the failure to qualify as a real estate investment trust, and (xii) investments through real estate joint ventures and partnerships, which involve risks not present in investments in which we are the sole investor. Accordingly, there is no assurance that our expectations will be realized.

Pro rata Financial Information
Included herein is certain financial information presented on a pro rata share basis as we believe this information assists users of our financial information in understanding our proportionate economic interest in the operating results of our portfolio of properties. Such amounts include WRI’s proportional share of each financial line item or operational metric for both our consolidated and unconsolidated joint ventures and partnerships. Multiplying a financial statement line item or operational metric of an investee and adding it to WRI’s totals may not accurately depict the legal and economic implications of holding a non-controlling interest in the investee, nor does WRI control any of the investees presented under the equity method of accounting. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Corporate Profile

Weingarten Realty Investors is a real estate investment trust organized under the Texas Business Organizations Code that, through its predecessor entity, began the ownership and development of shopping centers and other commercial real estate in 1948. As of December 31, 2019, we owned or operated under long-term leases, interests in 170 properties which are located in 16 states that span the United States from coast to coast. These properties represent approximately 32.5 million square feet of which our interests in these properties aggregated approximately 21.5 million square feet of leasable area. Our properties were 95.2% leased as of December 31, 2019 and historically our portfolio occupancy rate has never been below 90%.

Financial Summary

Weingarten Realty Investors
Condensed Consolidated Statements of Income
(in thousands, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018(1)	2019	2018(1)	2017(1)	2016(1)	2015(1)
Revenues:
Rentals, net	$115,780	$124,365	$472,446	$517,836	$563,183	$540,141	$504,724
Other	3,685	3,454	14,179	13,311	9,980	9,414	8,120
Total Revenues	119,465	127,819	486,625	531,147	573,163	549,555	512,844
Operating Expenses:
Depreciation and amortization	33,355	35,280	135,674	161,838	167,101	162,535	145,940
Operating	24,693	20,625	94,620	90,554	109,310	98,855	94,244
Real estate taxes, net	13,741	16,562	60,813	69,268	75,636	66,358	60,289
Impairment loss	—	7,722	74	10,120	15,257	98	153
General and administrative	9,021	7,325	35,914	25,040	28,052	26,607	27,367
Total Operating Expenses	80,810	87,514	327,095	356,820	395,356	354,453	327,993
Other Income (Expense):
Interest expense, net	(13,539)	(15,663)	(57,601)	(63,348)	(80,326)	(83,003)	(87,783)
Interest and other income (expense), net	3,594	(1,928)	11,003	2,807	7,532	1,910	4,406
Gain on sale of property	45,951	34,788	189,914	207,865	218,611	100,714	59,621
Total Other Income (Expense)	36,006	17,197	143,316	147,324	145,817	19,621	(23,756)
Income Before Income Taxes and Equity in Earnings of Real Estate Joint Ventures and Partnerships	74,661	57,502	302,846	321,651	323,624	214,723	161,095
(Provision) Benefit for Income Taxes	(358)	(10)	(1,040)	(1,378)	17	(6,856)	(52)
Equity in Earnings of Real Estate Joint Ventures and Partnerships, net (2)	2,989	5,737	20,769	25,070	27,074	20,642	19,300
Gain on sale and acquisition of real estate joint venture and partnership interests	—	—	—	—	—	48,322	879
Net Income	77,292	63,229	322,575	345,343	350,715	276,831	181,222
Less: Net Income Attributable to Noncontrolling Interests	(2,074)	(3,722)	(7,140)	(17,742)	(15,441)	(37,898)	(6,870)
Net Income Adjusted for Noncontrolling Interests	75,218	59,507	315,435	327,601	335,274	238,933	174,352
Dividends on Preferred Shares	—	—	—	—	—	—	(3,830)
Redemption Costs of Preferred Shares	—	—	—	—	—	—	(9,687)
Net Income Attributable to Common Shareholders	$75,218	$59,507	$315,435	$327,601	$335,274	$238,933	$160,835
Earnings Per Common Share - Basic	$0.59	$0.47	$2.47	$2.57	$2.62	$1.90	$1.31
Earnings Per Common Share - Diluted	$0.58	$0.46	$2.44	$2.55	$2.60	$1.87	$1.29

(1)	Reclassification of prior year's amounts were made to conform to the current year presentation.

(2)	See page 23 for the Company’s pro rata share of the operating results of its unconsolidated real estate joint ventures and partnerships.

Weingarten Realty Investors
Condensed Consolidated Balance Sheets
(in thousands, except per share amounts)

	December 31,
	2019	2018

ASSETS
Property	$4,145,249	$4,105,068
Accumulated Depreciation	(1,110,675)	(1,108,188)
Property, net	3,034,574	2,996,880

Investment in Real Estate Joint Ventures and Partnerships, net (1)	427,947	353,828
Total	3,462,521	3,350,708

Unamortized Lease Costs, net	148,479	142,014
Accrued Rent, Accrued Contract Receivables and Accounts Receivable (net of allowance for doubtful accounts of $6,855 in 2018)	83,639	97,924
Cash and Cash Equivalents	41,481	65,865
Restricted Deposits and Escrows	13,810	10,272
Other, net	188,004	160,178
Total Assets	$3,937,934	$3,826,961

LIABILITIES AND EQUITY
Debt, net	$1,732,338	$1,794,684
Accounts Payable and Accrued Expenses	111,666	113,175
Other, net	217,770	168,403
Total Liabilities	2,061,774	2,076,262

Commitments and Contingencies	—	—

Equity:
Shareholders' Equity:
Common Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 275,000; shares issued and outstanding: 128,702 in 2019 and 128,333 in 2018	3,905	3,893
Additional Paid-In Capital	1,779,986	1,766,993
Net Income Less Than Accumulated Dividends	(74,293)	(186,431)
Accumulated Other Comprehensive Loss	(11,283)	(10,549)
Total Shareholders' Equity	1,698,315	1,573,906
Noncontrolling Interests	177,845	176,793
Total Equity	1,876,160	1,750,699
Total Liabilities and Equity	$3,937,934	$3,826,961

(1)	This represents the Company’s investment of its unconsolidated real estate joint ventures and partnerships. See page 23 for additional information.

Weingarten Realty Investors
Funds From Operations Attributable to Common Shareholders
(in thousands, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018
Funds From Operations Attributable to Common Shareholders (FFO)
Numerator:
Net income attributable to common shareholders	$75,218	$59,507	$315,435	$327,601
Depreciation and amortization of real estate	33,154	35,020	134,772	160,679
Depreciation and amortization of real estate of unconsolidated real estate joint ventures and partnerships	3,478	2,974	12,152	12,454
Impairment of properties and real estate equity investments	3,070	7,571	3,144	9,969
(Gain) on sale of property, investment securities and interests in real estate equity investments	(45,950)	(34,650)	(190,597)	(206,930)
(Gain) on dispositions of unconsolidated real estate joint ventures and partnerships	—	(4)	(1,380)	(6,300)
Provision for income taxes (1)	276	444	133	2,223
Noncontrolling interests and other (2)	(545)	(610)	(2,051)	8,238
NAREIT FFO - Basic (3)	68,701	70,252	271,608	307,934
Income attributable to operating partnership units	528	—	2,112	—
NAREIT FFO - Diluted (3)	69,229	70,252	273,720	307,934
Adjustments for Core FFO:
Other impairment loss	—	134	—	134
Provision (benefit) for income taxes (1)	—	6	—	(1,488)
(Gain) on extinguishment of debt including related swap activity	—	(41)	—	(3,131)
Lease terminations	—	—	—	(10,023)
Other	—	(136)	10	(911)
Core FFO - Diluted	$69,229	$70,215	$273,730	$292,515

Denominator:
FFO weighted average number of common shares outstanding - Basic	127,882	127,653	127,842	127,651
Effect of dilutive securities:
Share options and awards	851	730	842	790
Operating partnership units	1,432	—	1,432	—
FFO weighted average number of common shares outstanding - Diluted	130,165	128,383	130,116	128,441

NAREIT FFO Per Common Share - Basic	$0.54	$0.55	$2.12	$2.41

NAREIT FFO Per Common Share - Diluted	$0.53	$0.55	$2.10	$2.40
Adjustments for Core FFO per common share:
Provision (benefit) for income taxes	—	—	—	(0.01)
(Gain) on extinguishment of debt including related swap activity	—	—	—	(0.02)
Lease terminations	—	—	—	(0.08)
Other	—	—	—	(0.01)
Core FFO Per Common Share - Diluted	$0.53	$0.55	$2.10	$2.28

(1)	The applicable taxes related to gains and impairments of operating and non-operating real estate assets.

(2)	Related to gains, impairments and depreciation on operating properties and unconsolidated real estate joint ventures, where applicable.

(3)	2019 Nareit FFO is presented in accordance with 2018 Restatement of "Nareit's Funds from Operations White Paper."

Weingarten Realty Investors
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate and Net Debt to Core EBITDAre
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre):
Net income	$77,292	$63,229	$322,575	$345,343
Interest expense, net (1)	13,539	15,663	57,601	63,348
Provision for income taxes	358	10	1,040	1,378
Depreciation and amortization of real estate	33,355	35,280	135,674	161,838
Impairment loss on operating properties and real estate equity investments	3,070	7,722	3,144	10,120
Gain on sale of property and investment securities (2)	(45,950)	(34,788)	(190,653)	(207,865)
EBITDAre adjustments of unconsolidated real estate joint ventures and partnerships, net (3)	4,377	3,874	14,439	11,271
Total EBITDAre	86,041	90,990	343,820	385,433
Adjustments for Core EBITDAre:
Lease terminations	—	—	—	(10,023)
Other	—	(50)	10	(47)
Total Core EBITDAre	$86,041	$90,940	$343,830	$375,363

Net Debt to Core EBITDAre:
Debt	$1,732,338	$1,794,684
Less: Cash and cash equivalents	(41,481)	(65,865)
Add: Proportional share of net debt of unconsolidated real estate joint ventures and partnerships	86,840	89,199
Total Net Debt	$1,777,697	$1,818,018

Annualized Core EBITDAre	$344,164	$363,760

Net Debt to Core EBITDAre	5.17	5.00

(1)	Includes a $3.8 million gain on extinguishment of debt including related swap activity for the twelve months ended December 31, 2018.

(2)
Included a $.5 million gain on sale of non-operating assets for the twelve months ended December 31, 2019. Also includes a $.1 million and $.9 million gain on sale of non-operating assets for the three and twelve months ended December 31, 2018, respectively.

(3)
Includes a $.3 million gain on sale of non-operating assets for the twelve months ended December 31, 2019, and a $.7 million loss on extinguishment of debt for the twelve months ended December 31, 2018.

Weingarten Realty Investors
Supplemental Income Statement Detail
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018

Rentals, net
Fixed Payments:
Base minimum rent, net	$86,103	$93,192	$352,764	$379,317
Straight line rent	774	839	2,973	5,679
Over/Under-market rentals, net	1,163	688	4,594	12,803
Variable Payments:
Percentage rent	1,336	1,316	4,057	4,201
Tenant reimbursements	25,871	27,957	106,197	114,502
Other rental revenues	353	363	1,141	1,002
Lease cancellation revenue	180	10	720	332
Total	$115,780	$124,365	$472,446	$517,836

Other Revenues
Customer contract revenue	$2,724	$2,738	$10,923	$10,227
Miscellaneous revenue	961	716	3,256	3,084
Total	$3,685	$3,454	$14,179	$13,311

Interest Expense, net
Interest paid or accrued	$16,471	$17,422	$67,993	$71,899
Gain on extinguishment of debt including related swap activity	—	—	—	(3,759)
Amortization of debt deferred costs	839	874	3,521	3,546
Over/Under-market mortgage adjustment of acquired properties, net	(82)	(82)	(327)	(400)
Gross interest expense	17,228	18,214	71,187	71,286
Capitalized interest	(3,689)	(2,551)	(13,586)	(7,938)
Total	$13,539	$15,663	$57,601	$63,348

Deferred Compensation Net Income Impact (1)
Interest and other income, net	$2,630	$(2,203)	$7,107	$289
Operating expense	(1,753)	1,468	(4,738)	(193)
General and administrative expense	(877)	735	(2,369)	(96)
Impact on Net Income	$—	$—	$—	$—

Equity in Earnings of Real Estate Joint Ventures and Partnerships, net
Net income from unconsolidated real estate joint ventures and partnerships	$5,204	$4,948	$20,557	$23,120
Intercompany fee income reclass	684	601	2,636	2,527
Other adjustments (2)	(2,899)	188	(2,424)	(577)
Equity in earnings of real estate joint ventures and partnerships, net	$2,989	$5,737	$20,769	$25,070

Dividends
Common Dividends per Share	$0.395	$1.795	$1.580	$2.980

Common Dividends Paid as a % of Reported Funds from Operations - Basic	74.0%	327.9%	74.8%	124.2%

Common Dividends Paid as a % of Core Funds from Operations - Basic	74.0%	328.1%	74.8%	130.8%

General and Administrative Expenses
General and Administrative Expenses/Total Revenue	7.6%	5.7%	7.4%	4.7%

General and Administrative Expenses/Total Assets before Depreciation	0.18%	0.15%	0.71%	0.51%

Additional Disclosures for Revenues and Operating Expenses

Minority Interests Share of Revenues and Operating Expenses and Other Adjustments	$(1,549)	$(1,497)	$(5,217)	$(5,805)

Pro rata Share of Unconsolidated Joint Ventures
Revenues	14,277	12,714	52,116	51,459
Operating expense	(3,072)	(2,345)	(9,897)	(9,331)
Real estate taxes	(1,578)	(1,500)	(7,012)	(7,470)

Revenues and Operating Expenses from Sold Properties	724	9,774	16,582	51,340

(1)
Eligible associates of the Company may contribute a portion of their earnings to a Deferred Compensation plan for income tax deferral purposes.  The Company does not match or contribute funds to the plan, as it is all the associates' earnings.  The asset and corresponding liability along with the related earnings are recorded in the Company financial statements on behalf of the participants.

(2)	2019 amounts include impairment of investment in real estate joint ventures and partnerships.
Note: Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Supplemental Balance Sheet Detail
(in thousands)

	December 31,
	2019	2018

Property
Land	$911,521	$919,237
Land held for development	40,667	45,673
Land under development	53,076	55,793
Buildings and improvements	2,898,867	2,927,954
Construction in-progress	241,118	156,411
Total	$4,145,249	$4,105,068

Straight Line Rent Receivable
	$57,976	$61,487

Other Assets, net
Notes receivable and mortgage bonds, net	$22,104	$24,995
Debt service guaranty asset	57,380	60,900
Non-qualified benefit plan assets	38,381	30,999
Out-of-market leases, net	11,685	18,564
Investments	—	9,635
Deferred income tax asset	3,448	6,495
Unamortized debt costs, net	3,487	1,307
Right of use assets, net	43,751	—
Other	7,768	7,283
Total	$188,004	$160,178

Other Liabilities, net
Deferred revenue	$14,952	$13,568
Non-qualified benefit plan liabilities	76,060	68,387
Deferred income tax payable	1,767	6,488
Out-of-market leases, net	62,914	57,997
Operating lease liabilities, net	43,063	—
Other	19,014	21,963
Total	$217,770	$168,403

Identified Intangible Assets and Liabilities
Identified Intangible Assets:
Above-market leases (included in Other Assets, net)	$23,830	$38,181
Above-market leases - Accumulated Amortization	(12,145)	(19,617)
In place leases (included in Unamortized Lease Costs, net)	196,207	193,658
In place leases - Accumulated Amortization	(92,918)	(99,352)
Total	$114,974	$112,870

Identified Intangible Liabilities:
Below-market leases (included in Other Liabilities, net)	$95,240	$85,742
Below-market leases - Accumulated Amortization	(32,326)	(27,745)
Above-market assumed mortgages (included in Debt, net)	3,446	3,446
Above-market assumed mortgages - Accumulated Amortization	(1,987)	(1,660)
Total	$64,373	$59,783

Weingarten Realty Investors
Capitalization and Debt Coverage Ratios
(in thousands, except common share data and percentages)

	December 31,
	2019	2018

Common Share Data
Closing Market Price	$31.24	$24.81

Capitalization
Debt	$1,732,338	$1,794,684
Common Shares at Market	4,020,650	3,183,942
Operating Partnership Units at Market	44,736	35,528
Total Market Capitalization (As reported)	$5,797,724	$5,014,154
Debt to Total Market Capitalization (As reported)	29.9%	35.8%
Debt to Total Market Capitalization (As reported at a constant share price of $24.81)	34.9%	35.8%
Debt to Total Market Capitalization (Pro rata)	30.5%	36.4%

Capital Availability
Revolving Credit Facility	$500,000	$500,000
Less:
Balance Outstanding Under Revolving Credit Facility	—	5,000
Outstanding Letters of Credit Under Revolving Facility	2,054	2,054
Unused Portion of Credit Facility	$497,946	$492,946

Significant Covenant Ratios
	Restrictions
Debt to Asset Ratio (Public)	Less than 60.0%	35.9%	38.1%
Secured Debt to Asset Ratio (Public)	Less than 40.0%	5.8%	7.1%
Unencumbered Asset Test (Public)	Greater than 150%	299.7%	284.0%
Fixed Charge Coverage (Revolver) (Pro rata EBITDA/ (interest expense + scheduled principal payments))	Greater than 1.5x	4.2x	4.3x

Credit Ratings
	S&P	Moody's
Senior Debt	BBB	Baa1
Outlook	Stable	Stable

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Guidance

2020 Guidance

Net income attributable to common shareholders	$1.52 - $1.61
Depreciation and amortization	1.03 - 1.05
(Gain) on sale of property, investment securities and interests in RE equity investments	(0.51) - (0.57)
NAREIT FFO - Basic	2.04 - 2.09
Income attributable to operating partnership units	0.02 - 0.02
NAREIT FFO Per Common Share - Diluted	$2.06 - $2.11
Core FFO Per Common Share - Diluted	$2.06 - $2.11

Portfolio Activity ($ in millions)
Acquisitions	$100 - $150

Re / New Development	$75 - $125

Dispositions	$100 - $150

Operating Information
Same Property Net Operating Income with redevelopments	+1.5% to +2.5%

2020 Annual Guidance Rollforward
	Low	High	Notes
2019 Core FFO Per Common Share - Diluted	$2.10	$2.10
Same Property NOI Growth with redevelopment	0.05	0.10	Guidance of 1.5% - 2.5%

Investment Activity NOI
2019 Dispositions	(0.13)	(0.13)
2020 Dispositions	(0.04)	(0.06)	Guidance of $100M - $150M
2019 Acquisitions	0.08	0.08
2020 Acquisitions	0.01	0.03	Guidance of $100M - $150M
Incremental New Development NOI	0.03	0.04
Net Investment Activity	(0.05)	(0.04)

General and Administrative Expense	(0.01)	0.00
Interest Income	(0.01)	(0.02)
Interest Expense	0.02	0.02
Interest Capitalization	(0.03)	(0.04)
All Other	(0.01)	(0.01)

2020 Core FFO Per Common Share - Diluted	$2.06	$2.11

Investment Activity

Weingarten Realty Investors
Capital Expenditures
(at pro rata share)
(in thousands)

	Three Months Ended December 31, 2019	Twelve Months Ended December 31, 2019	Twelve Months Ended December 31, 2018
Acquisitions	$164,571	$246,447	$1,250
New Development	34,279	150,418	84,546
Redevelopment	4,244	22,242	54,769
Building and Site Improvements	8,586	19,926	20,859
Tenant Finish	6,075	36,594	32,626
External Leasing Commissions	1,285	4,340	3,939
Capital Expenditures	$219,040	$479,967	$197,989

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Development and Redevelopment Projects
As of December 31, 2019
(at pro rata share, except multi-family units)
(in thousands, except percentages and multi-family units)

		Project Description /	Total Cost at	Costs	Estimated/Actual	Stabilized	Percentage
	Property	SF	Completion	to Date	ROI	Operations	Leased (6)	Key Tenants / Description

Developments and Large Redevelopments Under Construction (1,2)
	West Alex - Alexandria, VA (3)	Retail = 127 SF	$200,000	$179,469		2H 22	71.5%	Harris Teeter anticipated opening 2H21
		Multifamily = 278 units					—	Residential units leasing 2020

	Centro Arlington - Arlington, VA* (4)	Retail = 65 SF	135,000	122,870		2H 20	89.6%	Harris Teeter opened 2H19
		Multifamily = 366 units					39.9%	Residential units available to lease 2H19

	The Driscoll at River Oaks - Houston, TX	Retail = 11 SF	150,000	66,096		1H 22	—
		Multifamily = 318 units					—	Residential units available to lease 2H20
			$485,000	$368,435	5.5%

Redevelopments Under Construction (2)
	Sunset Point 19 - Clearwater, FL	142	$23,090	$22,346		2H 19		Sprouts, Bed Bath & Beyond, DSW
	River Point at Sheridan - Denver, CO	53	12,541	9,221		2H 20		Burlington, New Shop Space Building, and Pads
	Wilderness Oaks - San Antonio, TX	20	7,295	9,311		2H 20		20,000 SF Multi-Tenant Building, and Pads
	Rock Prairie Marketplace - College Station, TX	28	6,056	4,750		2H 20		Valero, Multi-Tenant Building, and Pads
	Fiesta Trails - San Antonio, TX	20	5,869	2,981		2H 20		Two New Shop Space Buildings
	Tomball Marketplace - Houston, TX	27	5,367	4,165		2H 19		Three New Shop Space Buildings
	All other redevelopments < $5 million (5 projects)	36	13,990	7,636		various
			$74,208	$60,410	8.0 - 12.0%

Completed Redevelopments (5)

	6 Projects		$20,857	$20,513	10.3%

	Cash NOI Developments and Large Redevelopments Under Construction (Current Quarter):					$—
	Cash NOI Redevelopments Under Construction (Current Quarter):					$1,082
	Cash NOI Redevelopments Completed (Current Quarter):					$494

(1)	Large redevelopment is defined where total incremental investment is over $50 million.
(2)	Redevelopment is defined where GLA is added either through new construction or expansion of an existing space.
(3)	Costs do not reflect potential sale of Senior Living Pad.
(4)	WRI will participate in the development of this mixed-use property. WRI will have a 90% equity interest in the property and is committed to fund an additional $9 million in imputed debt.
(5)	Excludes completed redevelopments moved to operating properties or disposed.
(6)
Percentage leased for retail and office is calculated as square footage for executed leases divided by the gross leasable area. Percentage leased for multifamily is calculated as total units leased divided by total units.

*	Unconsolidated Joint Venture

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Land Held for Development
As of December 31, 2019
(in thousands, except acres and percentages)

	Ownership Interest	Gross Acres	Investment (1)
Location			100%	Pro Rata

New Development Phased Projects
US 77 & FM 802, Brownsville, TX	100.0%	21.0
US Hwy. 1 and Caveness Farms Rd., Wake Forest, NC	100.0%	20.9
Highway 17 and Highway 210, Surf City, NC	100.0%	11.0
Belle Terre Pkwy. & State Rd. 100, Palm Coast, FL	100.0%	6.7
Hwy. 85 & Hwy. 285, Sheridan, CO	100.0%	5.6
29th St. at Nolana Loop, McAllen, TX	50.0%	3.8
FM 2920 and Future 249, Tomball - Houston, TX	100.0%	2.2
SR 207 & Rolling Hills Drive, St. Augustine, FL	70.0%	1.6
Total New Development Phased Projects		72.8	$14,024	$12,953
Other Raw Land
FM 1957 (Potranco Rd.) and FM 211, San Antonio, TX	50.0%	120.4
South Fulton Parkway and SH 92, Union City - Atlanta, GA	100.0%	24.1
Lon Adams Rd. at Tangerine Farms Rd., Marana - Tucson, AZ	100.0%	9.7
SH 281 & Wilderness Oaks, San Antonio, TX	100.0%	9.1
SH 151 & Ingram Rd., San Antonio, TX	66.7%	5.8
Rock Prairie Rd. at Hwy. 6, College Station, TX	100.0%	5.3
Shary Road and US Hwy. 83, Mission, TX	50.0%	4.0
Other	100.0%	22.6
Total Raw Land		201.0	$32,344	$20,213

Total Land Held For Development Properties		273.8	$46,368	$33,166
(1) Net of impairment and valuation adjustments.

Notes:
Land costs account for $38.5 million of total investment at 100%, $25.7 million at pro rata share.
Categorization based upon proximity to development property and does not indicate future development pipeline.

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Acquisition and Disposition Summary
For the Period Ended December 31, 2019
(at pro rata share)
(in thousands, except percentages)

Center	City/State	Sq. Ft. at 100%	Date Acquired	Purchase Price	Yield

Acquisitions
1st Quarter
Madison Village Marketplace	Phoenix, AZ	90	03/28/19
2nd Quarter
Camelback Miller Plaza	Scottsdale, AZ	144	06/27/19
3rd Quarter
North Decatur Station*	Decatur, GA	89	07/22/19
North Creek Plaza Pad	Laredo, TX	4	07/31/19
4th Quarter
The Shops at Hilshire Village	Houston, TX	118	10/24/19
Stevens Creek Central	San Jose, CA	196	11/08/19
Covington Esplanade	Covington, WA	187	11/18/19
Total Acquisitions				$246,447	4.9%

			Date Sold	Sales Price (1)	Weighted Sales Cap (2)
Dispositions
1st Quarter
Waterford Village	Leland, NC	108	02/14/19
Waterford Village Land	Leland, NC	N/A	02/14/19
Reynolds Crossing	Duluth, GA	46	03/12/19
Brookwood Marketplace	Suwanee, GA	200	03/25/19
Stevens Ranch Shopping Center Land	San Antonio, TX	N/A	03/29/19
2nd Quarter
Epic Village Shopping Center Pad	St Augustine, FL	N/A	05/09/19
Clermont Landing Pad*	Clermont, FL	7	05/22/19
Stella Link Land	Houston, TX	22	05/30/19
Laveen Village Marketplace	Phoenix, AZ	40	05/30/19
Nottingham Commons	Baltimore, MD	131	06/06/19
Prospectors Plaza	Placerville, CA	244	06/13/19
Epic Village Shopping Center Pad	St Augustine, FL	N/A	06/14/19
Oak Grove Market Center	Milwaukie, OR	97	06/17/19
3rd Quarter
Menifee Town Center	Menifee, CA	124	07/18/19
Jess Ranch Marketplace (3)	Apple Valley, CA	393	07/30/19
Surf City Crossing Pad	Surf City, NC	N/A	08/07/19
Northbrook Shopping Center	Houston, TX	174	08/29/19
Creekside Center	Vacaville, CA	113	09/16/19
4th Quarter
Westland Fair	Las Vegas, NV	212	10/30/19
Cypress Pointe	Houston, TX	178	11/05/19
Markham West	Little Rock, AR	180	12/18/19
Total Dispositions				$451,700	6.9%

(1) Sales price represents the total contract price.
(2) Cap rates are based upon underwriting estimates and may be different than current returns.
(3) Represented two centers on the property list.
* Unconsolidated real estate joint venture activity.
Note:

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Summary of Debt

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

	December 31, 2019	4th Quarter Weighted Average Rate (1)	December 31, 2018	4th Quarter Weighted Average Rate (1)
Outstanding Balance Summary
Mortgage Debt	$260,458	4.18%	$316,340	4.66%
3.375% Notes due 2022	299,031	3.38%	298,909	3.38%
3.5% Notes due 2023	299,155	3.50%	299,008	3.50%
4.45% Notes due 2024	245,751	4.45%	245,648	4.45%
3.85% Notes due 2025	239,418	3.85%	239,245	3.85%
3.25% Notes due 2026	248,525	3.25%	248,329	3.25%
Unsecured Notes Payable (MTN)	66,285	6.70%	66,285	6.70%
Revolving Credit Agreements (2)	—		5,000	3.34%
Obligations under Capital Leases	21,804	8.00%	21,898	8.00%
Unamortized Loan Costs	(5,469)		(6,878)
Subtotal Consolidated Debt	1,674,958	3.92%	1,733,784	4.01%
Debt Service Guarantee Liability (3)	57,380		60,900
Total Consolidated Debt - As Reported	$1,732,338	3.92%	$1,794,684	4.01%

	As Reported
Weighted Average Interest Rates (1)
Three months ended 12/31/19	3.92%
Twelve months ended 12/31/19	3.97%
Three months ended 12/31/18	4.01%
Twelve months ended 12/31/18	3.94%

(1)	Weighted average interest rates exclude the effects of ASC 805 "Business Combinations", revolver facility fee, and other loan costs related to financing.

(2)	Weighted average revolving interest rate excludes the effect of the facility fee of 15 basis points on the total commitment paid quarterly in arrears.

(3)	Debt service guarantee liability recorded due to a guarantee of municipal bonds issued in connection with a project in Denver, Colorado.

Weingarten Realty Investors
Debt Information Additional Disclosure
(at pro rata share)
(in thousands, except percentages)

	Debt Balance	Weighted Average Rate (1)	% of Total	Weighted Average Remaining Life (yrs)
Fixed vs. Variable Rate Debt (includes the effect of interest rate swaps)
As of December 31, 2019
Fixed-rate debt	$1,763,485	3.95%	99.0%	4.90
Variable-rate debt	17,448	3.87%	1.0%	0.59
Total	$1,780,933	3.90%	100.0%	4.86

As of December 31, 2018
Fixed-rate debt	$1,822,288	3.95%	98.8%
Variable-rate debt	22,685	4.01%	1.2%
Total	$1,844,973	3.95%	100.0%

Secured vs. Unsecured Debt
As of December 31, 2019
Secured Debt	$330,171	4.37%	18.5%	5.56
Unsecured Debt	1,450,762	3.79%	81.5%	4.70
Total	$1,780,933	3.90%	100.0%	4.86

As of December 31, 2018
Secured Debt	$387,541	4.55%	21.0%
Unsecured Debt	1,457,432	3.78%	79.0%
Total	$1,844,973	3.95%	100.0%

Additional Information	December 31,		December 31,
Reconciling items to pro rata debt	2019		2018
Noncontrolling Interests and Other Adjustments	$(38,460)		$(39,174)
WRI Share of Unconsolidated Joint Ventures	$87,055		$89,463

Weighted Average Interest Rates (1)
Three months ended 12/31/19		3.90%
Twelve months ended 12/31/19		3.95%
Three months ended 12/31/18		3.95%
Twelve months ended 12/31/18		3.93%

(1)	Weighted average interest rates exclude the effects of ASC 805 "Business Combinations", revolver facility fee, and other loan costs related to financing.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Schedule of Maturities
As of December 31, 2019
(in thousands, except percentages)

	As Reported
	Maturities	Weighted Average Rate (2)
2020	$22,743	4.24%
2021	18,434	4.08%
2022	307,922	3.40%
2023	347,815	3.58%
2024	252,153	4.44%
2025	293,807	3.94%
2026	277,291	3.55%
2027	38,288	6.52%
2028	92,159	4.53%
2029	917	3.66%
Thereafter	9,518	3.66%
Subtotal	1,661,047

Revolving Credit Agreements	—
Other (1)	71,291
Total	$1,732,338	3.97%

(1)
Other includes finance leases, ASC 805 “Business Combinations” adjustment, debt service guarantee liability, discounts on notes, and debt issuance costs. The debt service guarantee liability recorded due to a guarantee of municipal bonds issued in connection with a project in Denver, Colorado.

(2)	Weighted average interest rates exclude the effects of ASC 805 “Business Combinations”, revolver facility fee paid quarterly on total commitment in arrears, and other loan costs related to financing.

Weingarten Realty Investors
Schedule of Maturities Additional Disclosure
As of December 31, 2019
(at pro rata share)
(in thousands, except percentages)

	Maturities	Weighted Average Rate (2)	Floating Rate	Fixed Rate	Secured	Unsecured
2020	$23,553	4.36%	$17,448	$6,105	$23,553	$—
2021	53,193	4.06%	—	53,193	53,193	—
2022	308,176	3.40%	—	308,176	8,786	299,390
2023	312,823	3.53%	—	312,823	13,153	299,670
2024	253,305	4.44%	—	253,305	7,105	246,200
2025	294,958	3.95%	—	294,958	54,453	240,505
2026	278,182	3.56%	—	278,182	5,212	272,970
2027	42,213	6.33%	—	42,213	8,468	33,745
2028	92,865	4.54%	—	92,865	83,295	9,570
2029	40,988	3.79%	—	40,988	40,988	—
Thereafter	9,518	3.66%	—	9,518	9,518	—
Subtotal	1,709,774		17,448	1,692,326	307,724	1,402,050

Revolving Credit Agreements	—		—	—	—	—
Other (1)	71,159		—	71,159	22,447	48,712
Total	$1,780,933	3.95%	$17,448	$1,763,485	$330,171	$1,450,762

(1)	Other includes finance leases, fair value adjustments, debt service guarantee liability, discounts on notes, and debt issuance costs.
The debt service guarantee liability recorded due to a guarantee of municipal bonds issued in connection with a project in Denver, Colorado.

(2)	Weighted average interest rates exclude the effects of fair value adjustments, revolver facility fee paid quarterly on total commitment in arrears, and other loan costs related to financing.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Joint Ventures

Weingarten Realty Investors
Unconsolidated Joint Venture Financial Information at 100%
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
Condensed Statements of Income	2019	2018(1)	2019	2018(1)

Revenues:
Rentals, net	$35,513	$32,781	$132,544	$130,985
Other	500	872	2,714	2,990
Total	36,013	33,653	135,258	133,975

Expenses:
Depreciation and amortization	8,717	7,841	32,126	32,005
Interest, net	2,378	2,427	9,664	11,905
Operating	7,226	6,038	25,046	24,112
Real estate taxes, net	4,122	3,978	18,070	18,839
General and administrative	129	123	551	696
Provision for income taxes	30	32	133	138
Total	22,602	20,439	85,590	87,695

Gain on dispositions	—	4	2,009	9,495

Net income	$13,411	$13,218	$51,677	$55,775

Condensed Balance Sheets
			December 31,
			2019	2018
ASSETS
Property			$1,378,328	$1,268,557
Accumulated depreciation			(331,856)	(305,327)
Property, net			1,046,472	963,230
Other assets, net			108,366	104,267
Total			$1,154,838	$1,067,497

LIABILITIES AND EQUITY
Debt, net			$264,782	$269,113
Amounts payable to Weingarten Realty Investors and Affiliates			11,972	11,732
Other liabilities, net			25,498	24,717
Total			302,252	305,562

Equity			852,586	761,935

Total			$1,154,838	$1,067,497

Supplemental Income Statement Detail
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018(1)	2019	2018(1)

Rentals, net
Fixed Payments:
Base minimum rent, net	$26,253	$24,438	$99,730	$97,499
Straight line rent	172	57	191	(47)
Over/Under-market rentals, net	119	75	331	367
Variable Payments:
Percentage rent	228	241	383	429
Tenant reimbursements	8,571	7,872	31,470	32,322
Other rental revenues	135	98	390	326
Lease cancellation revenue	35	—	49	89
Total	$35,513	$32,781	$132,544	$130,985

(1)	Reclassification of prior year's amounts were made to conform to the current year presentation.
Note:
The financial information on this page is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Unconsolidated Joint Venture Financial Information
(at pro rata share)
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
Condensed Statements of Income	2019	2018 (1)	2019	2018 (1)
Revenues:
Rentals, net	$14,084	$12,239	$50,741	$49,812
Other	193	475	1,375	1,647
Total	14,277	12,714	52,116	51,459
Expenses:
Depreciation and amortization	3,487	2,974	12,161	12,454
Interest, net	875	888	3,594	5,050
Operating	3,072	2,345	9,897	9,331
Real estate taxes, net	1,578	1,500	7,012	7,470
General and administrative	46	47	211	267
Provision for income taxes	15	16	64	67
Total	9,073	7,770	32,939	34,639

Gain on dispositions	—	4	1,380	6,300

Net income	$5,204	$4,948	$20,557	$23,120

Condensed Balance Sheets
			December 31,
			2019	2018
ASSETS
Property			$585,746	$514,578
Accumulated depreciation			(122,068)	(112,336)
Property, net			463,678	402,242

Notes receivable from real estate joint ventures and partnerships			3,623	3,901
Unamortized lease costs, net			11,820	11,794
Accrued rent, accrued customer contracts and accounts receivable (net of allowance for doubtful accounts of $293 in 2018)			9,082	10,060
Cash and cash equivalents			17,205	14,436
Out-of-market leases, net			3,139	757
Other assets, net			1,822	1,774
Total			$510,369	$444,964

LIABILITIES AND EQUITY
Debt, net			$86,840	$89,199
Amounts payable to Weingarten Realty Investors and Affiliates			4,887	4,950
Accounts payable and accrued expenses			8,226	8,129
Deferred revenue			1,407	1,098
Out-of-market leases, net			2,584	2,416
Other liabilities, net			446	281
Total			104,390	106,073

Equity			405,979	338,891

Total			$510,369	$444,964

Supplemental Income Statement Detail
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018 (1)	2019	2018 (1)

Rentals, net
Fixed Payments:
Base minimum rent, net	$10,447	$9,209	$38,170	$37,267
Straight line rent	142	7	82	(281)
Over/Under-market rentals, net	32	5	47	50
Variable Payments:
Percentage rent	79	78	157	141
Tenant reimbursements	3,308	2,906	12,089	12,486
Other rental revenues	59	34	176	104
Lease cancellation revenue	17	—	20	45
Total	$14,084	$12,239	$50,741	$49,812
(1)Reclassification of prior year's amounts were made to conform to the current year presentation.
Notes: The above pro rata share information includes only the real estate operations of joint ventures and partnerships at WRI's ownership percentages.
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships at 100%
December 31, 2019
(in thousands, except number of properties)

Joint Venture Partner	Number of Operating Properties (1)(2)	Total GLA	Total Assets	Total Debt

TIAA Florida Retail LLC	2	431	$122,189	$—
Collins	8	1,168	110,298	13,843
AEW - Institutional Client	5	437	99,969	—
BIT Retail	3	720	136,940	—
Jamestown	6	1,216	136,339	169,739
Fidelis Realty Partners	1	492	126,701	69,300
Sleiman Enterprises	2	177	15,975	11,900
Bouwinvest	4	447	217,752	—
Other	4	673	188,675	—

Total	35	5,761	$1,154,838	$264,782

Joint Venture Description

TIAA Florida Retail LLC	Joint venture with an institutional partner, TIAA-CREF Global Real Estate
Collins	Primarily a development joint venture in the Texas Rio Grande Valley
AEW - Institutional Client	Joint venture with an institutional partner through AEW Capital Management
BIT Retail	Joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust
Jamestown	Joint venture in Florida
Fidelis Realty Partners	Joint venture in Texas
Sleiman Enterprises	Joint venture in Florida
Bouwinvest	Joint venture with West Coast focus

(1) Excludes land held for development.
(2) Excludes additional consolidated joint ventures.

Weingarten Realty Investors
Unconsolidated Joint Venture Mortgage Debt Information at 100%
As of December 31, 2019
(in thousands, except number of properties, percentages and term)

Balance Summary

Joint Venture Partner	# of Mortgaged Properties (2)	Mortgage Balance (1)(2)	Average Interest Rate	Average Remaining Term (yrs)

Collins	2	$14,012	6.2%	5.2
Jamestown	6	170,000	2.7%	1.4
Fidelis Realty Partners	1	69,387	3.8%	9.4
Sleiman Enterprises	2	11,961	4.2%	6.5

Total	11	$265,360	3.2%	3.8

Schedule of Maturities

	Maturities (1)(2)	Weighted Average Rate

2020	$3,057	5.3%
2021	173,015	3.6%
2022	2,069	5.3%
2023	2,182	5.2%
2024	2,303	5.2%
2025	2,302	5.2%
2026	1,781	5.1%
2027	7,851	5.3%
2028	1,413	6.4%
2029	69,387	3.9%
Total	$265,360

(1)	Excludes non-cash debt related items.

(2)	Excludes additional consolidated joint ventures such as AEW Capital Management.
Note:
All mortgages are fixed rate.

Weingarten Realty Investors
Unconsolidated Joint Venture Mortgage Debt Information Additional Disclosure
As of December 31, 2019
(at pro rata share)
(in thousands, except percentages)

Schedule of Maturities

	Maturities (1)(2)	Weighted Average Rate

2020	$1,528	5.3%
2021	35,507	4.1%
2022	1,034	5.3%
2023	1,091	5.2%
2024	1,151	5.2%
2025	1,151	5.2%
2026	890	5.1%
2027	3,926	5.3%
2028	706	6.4%
2029	40,071	3.9%
Total	$87,055

(1)	Excludes non-cash debt related items.

(2)	Excludes additional consolidated joint ventures such as AEW Capital Management.
Notes:
All mortgages are fixed rate.

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Portfolio Summary

Weingarten Realty Investors
Tenant Diversification by Percent of Base Minimum Rent
As of December 31, 2019
(at pro rata share)
(in thousands, except percentages and # of units)

Rank	Tenant Name (1)(2)	Credit Ranking (S&P / Moody's)	# of Units	Total Annualized Base Minimum Rent	% of Total Annualized Base Minimum Rent	Total SF	% of Total SF

1	TJX Companies, Inc.	A+/A2	36	$10,073	2.65%	930	4.32%
2	The Kroger Co.	BBB/Baa1	19	9,845	2.59%	1,125	5.22%
3	Whole Foods Market, Inc.	A+/A3	9	7,883	2.07%	365	1.70%
4	H-E-B	N/A/N/A	8	7,271	1.91%	540	2.51%
5	Ross Stores, Inc.	A-/A2	26	6,634	1.74%	530	2.46%
6	Albertsons	N/A/N/A	15	6,026	1.58%	689	3.20%
7	Home Depot, Inc.	A/A2	4	5,135	1.35%	464	2.15%
8	PetSmart	B-/B3	18	5,019	1.32%	318	1.48%
9	24 Hour Fitness Inc.	B-/Caa1	6	4,035	1.06%	155	0.72%
10	Bed Bath & Beyond, Inc.	BB/Baa3	14	3,740	0.98%	322	1.50%
11	Dollar Tree Stores, Inc.	BBB-/Baa3	30	3,501	0.92%	303	1.41%
12	Sprouts	N/A/N/A	6	3,155	0.83%	184	0.85%
13	Walmart Stores, Inc.	AA/Aa2	6	3,035	0.80%	453	2.10%
14	Best Buy, Inc.	BBB/Baa1	6	3,014	0.79%	179	0.83%
15	Petco Animal Supplies, Inc.	CCC+/B3	15	2,930	0.77%	158	0.73%
16	Dick's Sporting Goods	N/A/N/A	4	2,662	0.70%	157	0.73%
17	Barnes & Noble Inc.	N/A/N/A	6	2,600	0.68%	153	0.71%
18	Starbucks Corporation	BBB+/Baa1	35	2,462	0.65%	56	0.26%
19	Nordstrom	BBB/Baa2	4	2,409	0.63%	90	0.42%
20	Hobby Lobby Stores, Inc.	N/A/N/A	5	2,309	0.61%	258	1.20%
21	JPMorgan Chase Bank	A+/Aa2	16	2,303	0.60%	59	0.27%
22	Office Depot, Inc.	B/Ba3	12	2,288	0.60%	193	0.90%
23	Party City	B/B2	14	2,195	0.58%	143	0.66%
24	Burlington	BB+/N/A	5	2,173	0.57%	146	0.68%
25	Gap, Inc.	BB/Baa2	7	2,168	0.57%	99	0.46%

	Grand Total		326	$104,865	27.55%	8,069	37.47%

(1)	Tenant Names:	DBA Names:
	TJX Companies, Inc.	Marshalls (16), T.J. Maxx (13), Home Goods (7)
	The Kroger Co.	Kroger (8), Harris Teeter (5), Fry's Food (3), King Soopers (2), Smith's Food (1)
	Ross Stores, Inc.	Ross Dress for Less (24), dd's Discounts (2)
	Albertsons	Safeway (8), Randall's (3), Von's (2), Albertsons (1), Lucky Supermarket (1)
	Bed Bath & Beyond, Inc.	Bed Bath & Beyond (6), Cost Plus (6), buybuy BABY (2)
	Dollar Tree Stores, Inc.	Dollar Tree (27), Family Dollar (3)
	Sprouts	Sprouts Farmers Market (5), Sunflower Farmers Market (1)
	Walmart Stores, Inc.	Walmart Neighborhood Market (4), Walmart (1), Walmart Supercenter (1)
	Dick's Sporting Goods	Dick's Sporting Goods (3), Golf Galaxy (1)
	Nordstrom	Nordstrom Rack (4)
	Office Depot, Inc.	Office Depot (8), Office Max (4)
	Gap, Inc.	Old Navy (6), Gap (1)

(2)	Target owns and occupies 16 units not included above.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Portfolio Operating Information
(at pro rata share)
(in thousands, except percentages and leases)

Leasing Activity / Rent Growth
Signed Leases

	Comparable:				Number of Leases	Square Feet	New Rent $/SF	Prior Rent $/SF	TI's $/SF	Cash Change in Base Rent	Weighted Average Term (Years)

	All Leases
	Quarter Ended December 31, 2019				158	594	$20.29	$18.14	$16.43	11.9%
	Quarter Ended September 30, 2019				153	535	22.16	20.66	7.59	7.3%
	Quarter Ended June 30, 2019				156	724	17.20	15.77	5.35	9.1%
	Quarter Ended March 31, 2019				188	942	17.55	16.92	4.71	3.7%
	Rolling 12 months				655	2,795	$18.92	$17.60	$7.92	7.5%

	New Leases
	Quarter Ended December 31, 2019				49	160	$21.73	$18.69	$60.86	16.3%	9.0
	Quarter Ended September 30, 2019				45	123	27.39	23.81	33.06	15.0%	7.4
	Quarter Ended June 30, 2019				35	103	26.69	22.25	37.60	20.0%	7.9
	Quarter Ended March 31, 2019				43	117	26.94	24.16	37.98	11.5%	6.2
	Rolling 12 months				172	503	$25.34	$21.94	$43.99	15.5%	7.6

	Renewals
	Quarter Ended December 31, 2019				109	434	$19.75	$17.93	$—	10.2%
	Quarter Ended September 30, 2019				108	412	20.61	19.72	—	4.5%
	Quarter Ended June 30, 2019				121	621	15.62	14.69	—	6.3%
	Quarter Ended March 31, 2019				145	825	16.22	15.89	—	2.0%
	Rolling 12 months				483	2,292	$17.52	$16.64	$—	5.2%

	Comparable & Non-Comparable:
	Quarter Ended December 31, 2019				195	747
	Quarter Ended September 30, 2019				186	628
	Quarter Ended June 30, 2019				192	913
	Quarter Ended March 31, 2019				210	1,016
	Rolling 12 months				783	3,304

Lease
Expirations (1)

Assumes No Exercise of Renewal Options

	Anchor Tenants (2)				Non-Anchor Tenants				Total Tenants
Year	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)
M-T-M	10	0%	$14.00	0%	134	2%	$24.68	2%	144	1%	$23.94	1%
2020	893	7%	10.88	6%	955	14%	29.79	14%	1,848	9%	20.65	10%
2021	1,473	11%	11.86	10%	1,208	18%	29.20	17%	2,681	14%	19.67	14%
2022	1,932	15%	13.55	16%	1,094	16%	29.52	16%	3,026	15%	19.33	16%
2023	1,610	12%	11.57	11%	914	13%	30.52	14%	2,524	13%	18.43	12%
2024	1,931	15%	12.06	14%	921	13%	30.45	14%	2,852	14%	18.00	14%
2025 - 2030	4,315	33%	14.01	36%	1,514	22%	30.99	23%	5,829	30%	18.42	29%

(1)	Reflects in-place leases as of December 31, 2019.

(2)	Anchor tenants represent any tenant at least 10,000 square feet.

(3)	Revenue includes minimum base rent only.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Portfolio Operating Information (continued)
(at pro rata share)
(in thousands, except percentages)

Occupancy

	Quarter Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2019	2019	2019	2019	2018
Signed Basis
Anchor (1)	97.7%	97.0%	97.4%	96.6%	96.6%
Non-Anchor	90.8%	90.7%	90.4%	90.3%	90.6%
Total Signed	95.2%	94.7%	94.8%	94.3%	94.4%

Commenced Basis
Anchor (1)	96.2%	95.5%	96.0%	95.2%	94.9%
Non-Anchor	87.1%	87.0%	87.2%	87.3%	88.1%
Total Commenced	92.8%	92.4%	92.8%	92.3%	92.4%

Same Property (2)
Signed Basis	95.5%	94.8%	95.1%	94.8%	95.0%
Commenced Basis	93.0%	92.7%	93.1%	92.9%	93.0%

Leases Signed but not Commenced

	Number of Leases	Square Feet	Annual Base Rent	ABR PSF
Anchor (1)	12	215	$2,726	$12.68
Non-Anchor	116	295	7,803	26.45
Total	128	510	$10,529	$20.65

Average Base Rents (3)

	Quarter Ended
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Commenced Basis
Anchor (1)	$13.93	$13.71	$13.65	$13.63	$13.56
Non-Anchor	30.03	29.71	29.43	29.40	29.05
Total	$19.87	$19.53	$19.37	$19.45	$19.35

Same Property Net Operating Income (4)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2019	2018	% Change	2019	2018	% Change
Revenue
Minimum Rent, net	$89,100	$87,092	2.3%	$353,262	$343,002	3.0%
Uncollectible Lease Income	154	24	541.7%	267	438	(39.0%)
Percentage Rent	1,446	1,293	11.8%	4,048	3,832	5.6%
Tenant Reimbursements, net (6)	27,396	27,474	(0.3%)	107,496	108,059	(0.5%)
Other	2,030	1,877	8.2%	7,724	6,104	26.5%
	$120,126	$117,760	2.0%	$472,797	$461,435	2.5%
Expenses
Property Operating Expenses	$20,537	$19,132	7.3%	$77,347	$73,149	5.7%
Real Estate Taxes (6)	14,410	15,523	(7.2%)	61,340	64,703	(5.2%)
	34,947	34,655	0.8%	138,687	137,852	0.6%
SPNOI	$85,179	$83,105	2.5%	$334,110	$323,583	3.3%

Redevelopment NOI (5)	8,794	7,880	11.6%	33,797	29,181	15.8%

SPNOI (Excl. Redevelopment)	$76,385	$75,225	1.5%	$300,313	$294,402	2.0%

(1)	Anchor tenants represent any tenant at least 10,000 square feet.

(2)	Same Property Occupancy includes operating centers that have been owned for the same comparable time duration.
Same Property excludes any new development, redevelopment, and any acquired or sold centers during the same time duration.

(3)	Average Base rent per Leased SF excludes ground leases.

(4)	Same Property NOI includes the Company's share of unconsolidated real estate joint ventures and partnerships.
It excludes the effect of lease cancellation income and straight-line rent adjustments and is reported on a cash basis.

(5)	Redevelopments refer to Page 13.

(6)	For 2019, due to the implementation of ASU 2016-02, "Leases", real estate taxes paid directly by tenants are no longer included in revenues and expenses.
Note: Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Top 40 Core-Based Statistical Area (CBSA) Ranked by Population
as of December 31, 2019
(at pro rata share)
(in thousands, except percentages and # of units)

CBSA		Property	Owned	% of	Occupancy
Rank	CBSA	Count	GLA	ABR (1)%

2	Los Angeles-Long Beach-Anaheim, CA	4	699	4.8%	97.5%
4	Dallas-Fort Worth-Arlington, TX	2	425	1.7%	96.4%
5	Houston-The Woodlands-Sugar Land, TX	30	3,238	16.8%	96.3%
6	Washington-Arlington-Alexandria, DC-VA-MD-WV	4	397	2.9%	97.6%
7	Miami-Fort Lauderdale-West Palm Beach, FL	13	2,023	10.4%	95.2%
9	Atlanta-Sandy Springs-Roswell, GA	10	1,245	5.4%	98.2%
10	Phoenix-Mesa-Scottsdale, AZ	15	1,498	6.4%	95.4%
12	San Francisco-Oakland-Hayward, CA	3	438	3.0%	94.3%
13	Riverside-San Bernardino-Ontario, CA	1	311	1.8%	99.6%
15	Seattle-Tacoma-Bellevue, WA	7	417	2.5%	99.2%
17	San Diego-Carlsbad, CA	3	283	1.6%	85.6%
18	Tampa-St. Petersburg-Clearwater, FL	4	912	4.0%	96.6%
19	Denver-Aurora-Lakewood, CO	5	837	3.6%	94.9%
22	Orlando-Kissimmee-Sanford, FL	6	1,040	5.2%	94.8%
23	Charlotte-Concord-Gastonia, NC-SC	1	117	0.3%	62.1%
24	San Antonio-New Braunfels, TX	5	516	1.6%	90.3%
25	Portland-Vancouver-Hillsboro, OR-WA	2	23	0.1%	93.9%
26	Sacramento--Roseville--Arden-Arcade, CA	1	104	0.3%	85.2%
28	Las Vegas-Henderson-Paradise, NV	4	701	2.5%	97.8%
29	Austin-Round Rock, TX	1	351	1.7%	98.8%
36	San Jose-Sunnyvale-Santa Clara, CA	3	499	2.9%	80.3%
	Top 40 CBSA's Ranked by Population	124	16,074	79.7%	95.2%
	All other CBSA's Ranked by Population	46	5,458	20.3%	95.2%
	Grand Total	170	21,532	100.0%	95.2%

	(1) ABR includes ground leases

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Property Listing

Weingarten Realty Investors
Summary Property Listing
As of December 31, 2019

		Gross Leasable Area
ALL PROPERTIES BY STATE	# of Properties	WRI Owned	Joint Venture Share	Owned by Other	Total

Arizona	19	1,877,762	93,341	891,980	2,863,083
California	18	2,840,945	—	408,931	3,249,876
Colorado	5	836,710	178,076	695,919	1,710,705
Florida	28	4,430,083	1,604,453	918,898	6,953,434
Georgia	11	1,247,748	180,569	559,234	1,987,551
Kentucky	1	168,697	—	49,410	218,107
Maryland	1	80,841	—	—	80,841
Nevada	4	701,484	—	171,335	872,819
New Mexico	1	118,521	—	27,330	145,851
North Carolina	11	1,563,483	—	293,952	1,857,435
Oregon	2	22,694	90,776	66,276	179,746
Tennessee	4	500,210	—	154,340	654,550
Texas	54	6,227,838	1,998,753	2,113,055	10,339,646
Utah	1	182,099	—	122,800	304,899
Virginia	3	315,876	7,229	—	323,105
Washington	7	417,469	325,224	65,571	808,264
Total	170	21,532,460	4,478,421	6,539,031	32,549,912

Footnotes for detail property listing
(1) Denotes partial ownership. The square feet figures represent WRI's proportionate ownership of the property held by the joint venture or partnership.
(2) Denotes property currently under development.
(3) Denotes properties that are not consolidated for SEC reporting purposes.
(4) Denotes single tenant retail property.
(5) Denotes Hilltop Village Center 50/50 Joint Venture with 100% funding by WRI.
(6) River Oaks Shopping Center – West includes The Driscoll at River Oaks which is under development.
(7) McAllen Center formerly reported as South 10th St. HEB.
( ) Retailers in parenthesis are not a part of the owned property.
Notes: Square feet is reflective of area available to be leased. Average Base Rent per Leased SF excludes ground leases.
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Property Listing
As of December 31, 2019

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Operating Properties
Arizona
Broadway Marketplace	Phoenix-Mesa-Scottsdale, AZ		100.0%		82,757	87,379	14.30	90.7%		Office Max, Ace Hardware
Camelback Miller Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		143,211	150,711	12.28	89.0%	Sprouts Farmers Market	T.J. Maxx, PetSmart
Camelback Village Square	Phoenix-Mesa-Scottsdale, AZ		100.0%		132,731	240,951	20.91	95.4%	Fry’s Supermarket	(LA Fitness)
Desert Village Shopping Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		101,685	107,071	23.74	94.8%	AJ Fine Foods	CVS
Fountain Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		112,055	304,107	9.53	94.2%	Fry’s Supermarket	Dollar Tree, (Lowe's)
Madison Village Marketplace	Phoenix-Mesa-Scottsdale, AZ		100.0%		90,264	90,264	27.16	93.2%	Safeway
Monte Vista Village Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		45,751	108,551	25.45	88.2%		(Wells Fargo)
Phoenix Office Building	Phoenix-Mesa-Scottsdale, AZ		100.0%		21,122	21,122	N/A	84.0%		Weingarten Realty Regional Office, Endurance Rehab
Pueblo Anozira Shopping Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		157,532	157,532	16.22	95.2%	Fry’s Supermarket	Petco, Dollar Tree
Raintree Ranch Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		129,822	133,020	25.48	100.0%	Whole Foods
Red Mountain Gateway	Phoenix-Mesa-Scottsdale, AZ		100.0%		75,128	204,928	17.98	97.6%		(Target), Bed Bath & Beyond, Famous Footwear
Scottsdale Horizon	Phoenix-Mesa-Scottsdale, AZ		100.0%		155,046	155,046	33.89	97.8%	Safeway	CVS
Scottsdale Waterfront	Phoenix-Mesa-Scottsdale, AZ		100.0%		93,334	93,334	37.19	100.0%		Olive & Ivy, P.F. Chang's, David's Bridal, Urban Outfitters
Squaw Peak Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		60,713	60,713	19.92	100.0%	Sprouts Farmers Market
Summit at Scottsdale	Phoenix-Mesa-Scottsdale, AZ		51.0%	(1)(3)	97,151	322,992	24.69	100.0%	Safeway	(Target), CVS, OfficeMax, PetSmart
Entrada de Oro Plaza Shopping Center	Tucson, AZ		100.0%		88,665	109,075	21.18	93.8%	Walmart Neighborhood Market
Madera Village Shopping Center	Tucson, AZ		100.0%		96,697	106,858	12.74	83.6%	Safeway	Dollar Tree
Oracle Wetmore Shopping Center	Tucson, AZ		100.0%		150,170	343,298	25.80	97.9%		(Home Depot), (Nordstrom Rack), Jo-Ann Fabric, Cost Plus World Market, PetSmart, Walgreens, Ulta Beauty
Shoppes at Bears Path	Tucson, AZ		100.0%		43,928	66,131	18.13	79.4%		(CVS Drug)
Arizona Total:	# of Properties:	19			1,877,762	2,863,083	20.71	94.5%
California
8000 Sunset Strip Shopping Center	Los Angeles-Long Beach-Anaheim, CA		100.0%		169,775	169,775	44.61	96.1%	Trader Joe's	CVS, Crunch, AMC Theaters, CB2
Centerwood Plaza	Los Angeles-Long Beach-Anaheim, CA		100.0%		75,486	75,486	15.22	94.4%	Superior Grocers	Dollar Tree
The Westside Center	Los Angeles-Long Beach-Anaheim, CA		100.0%		36,540	36,540	47.26	82.1%		Guitar Center
Westminster Center	Los Angeles-Long Beach-Anaheim, CA		100.0%		417,567	440,437	20.18	100.0%	Albertsons	Home Depot, Ross Dress for Less, Petco, Rite Aid, Dollar Tree, 24 Hour Fitness
Chino Hills Marketplace	Riverside-San Bernardino-Ontario, CA		100.0%		310,812	310,812	22.31	99.6%	Smart & Final Stores	Dollar Tree, 24 Hour Fitness, Rite Aid
Valley Shopping Center	Sacramento--Roseville--Arden-Arcade, CA		100.0%		103,791	107,191	12.59	85.2%	Food 4 Less
El Camino Promenade	San Diego-Carlsbad, CA		100.0%		128,740	128,740	29.21	69.0%		T.J. Maxx, Dollar Tree, BevMo
Rancho San Marcos Village	San Diego-Carlsbad, CA		100.0%		119,179	133,439	20.04	99.2%	Vons	24 Hour Fitness
San Marcos Plaza	San Diego-Carlsbad, CA		100.0%		34,880	80,086	35.68	100.0%	(Albertsons)
580 Market Place	San Francisco-Oakland-Hayward, CA		100.0%		100,097	100,097	31.41	97.0%	Safeway	24 Hour Fitness, Petco
Gateway Plaza	San Francisco-Oakland-Hayward, CA		100.0%		194,689	352,778	25.70	98.1%	Raley’s	24 Hour Fitness
Greenhouse Marketplace	San Francisco-Oakland-Hayward, CA		100.0%		143,055	232,824	27.20	87.1%	(Safeway)	(CVS), Jo-Ann Fabric, 99 Cents Only, Petco

Weingarten Realty Investors
Property Listing
As of December 31, 2019

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Cambrian Park Plaza	San Jose-Sunnyvale-Santa Clara, CA		100.0%		171,190	171,190	21.58	55.9%		BevMo, Dollar Tree
Silver Creek Plaza	San Jose-Sunnyvale-Santa Clara, CA		100.0%		131,821	201,716	38.30	94.7%	Sprouts Farmers Market	Walgreens
Stevens Creek Central	San Jose-Sunnyvale-Santa Clara, CA		100.0%		195,863	195,863	31.28	91.9%	Safeway	Marshalls, Total Wine, Cost Plus World Market
Freedom Centre	Santa Cruz-Watsonville, CA		100.0%		150,865	150,865	17.00	97.3%	Safeway	Rite Aid, Big Lots
Stony Point Plaza	Santa Rosa, CA		100.0%		194,569	200,011	16.10	100.0%	Food Maxx	Ross Dress for Less, Fallas Paredes
Southampton Center	Vallejo-Fairfield, CA		100.0%		162,026	162,026	22.02	96.0%	Raley’s	Ace Hardware, Dollar Tree
California Total:	# of Properties:	18			2,840,945	3,249,876	24.77	92.7%
Colorado
Aurora City Place	Denver-Aurora-Lakewood, CO		50.0%	(1)(3)	178,076	538,152	17.54	82.2%	(Super Target)	Barnes & Noble, Ross Dress For Less, PetSmart, Michaels, Conn's
Crossing at Stonegate	Denver-Aurora-Lakewood, CO		100.0%		109,080	109,080	19.15	100.0%	King Sooper’s
Edgewater Marketplace	Denver-Aurora-Lakewood, CO		100.0%		144,553	270,548	12.72	98.2%	King Sooper's	Ace Hardware, (Target)
Lowry Town Center	Denver-Aurora-Lakewood, CO		100.0%		76,725	129,425	31.24	98.2%	(Safeway)
River Point at Sheridan	Denver-Aurora-Lakewood, CO		100.0%		328,276	663,500	15.62	97.9%		(Target), (Costco), Regal Cinema, Michaels, Conn's, PetSmart, Burlington
Colorado Total:	# of Properties:	5			836,710	1,710,705	17.75	94.9%
Florida
Argyle Village Shopping Center	Jacksonville, FL		100.0%		306,506	306,506	12.24	99.0%	Publix	Bed Bath & Beyond, T.J. Maxx, Jo-Ann Fabric, Michaels, American Signature Furniture
Atlantic West	Jacksonville, FL		50.0%	(1)(3)	46,134	188,278	13.99	100.0%	(Walmart Supercenter)	T.J. Maxx, HomeGoods, Dollar Tree, Shoe Carnival, (Kohl's)
Epic Village St. Augustine	Jacksonville, FL		70.0%	(1)	8,542	64,180	15.13	100.0%		(Epic Theaters)
Kernan Village	Jacksonville, FL		50.0%	(1)(3)	42,579	288,780	16.67	100.0%	(Walmart Supercenter)	Ross Dress for Less, Petco
Boca Lyons Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		117,597	117,597	24.88	98.1%	Aroma Market & Catering	Ross Dress for Less
Deerfield	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		402,822	408,803	14.45	97.5%	Publix	T.J. Maxx, Marshalls, Cinépolis, YouFit, Ulta
Embassy Lakes Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		131,723	142,751	14.24	88.3%		Tuesday Morning, Dollar Tree
Flamingo Pines	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	25,373	148,841	19.39	94.6%	Publix
Hollywood Hills Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	74,609	416,769	21.39	98.7%	Publix	Target, Chewy.com
Northridge	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	46,690	236,478	20.04	95.9%	Publix	Petco, Ross Dress for Less, Dollar Tree
Pembroke Commons	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	60,686	323,687	16.39	96.7%	Publix	Marshalls, Office Depot, LA Fitness, Dollar Tree
Sea Ranch Centre	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		98,851	98,851	18.66	93.4%	Publix	CVS, Dollar Tree
Tamiami Trail Shops	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	22,190	132,647	18.28	100.0%	Publix	CVS
The Palms at Town & County	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		657,638	657,638	27.35	94.3%	Publix	Kohl's, Marshalls, HomeGoods, Dick's Sporting Goods, 24 Hour Fitness, Nordstrom Rack, CVS
TJ Maxx Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		161,429	161,429	17.64	93.1%	Fresco Y Mas	T.J. Maxx, Dollar Tree
Vizcaya Square Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		110,081	110,081	17.72	95.3%	Winn Dixie
Wellington Green Commons	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		114,056	136,556	29.62	98.2%	Whole Foods Market
Clermont Landing	Orlando-Kissimmee-Sanford, FL		75.0%	(1)(3)	133,220	347,284	19.20	99.1%		(J.C. Penney), (Epic Theater), T.J. Maxx, Ross Dress for Less, Michaels
Colonial Plaza	Orlando-Kissimmee-Sanford, FL		100.0%		498,457	498,457	15.70	89.8%		Hobby Lobby, Ross Dress for Less, Marshalls, Old Navy, Staples, Stein Mart, Barnes & Noble, Petco, Big Lots

Weingarten Realty Investors
Property Listing
As of December 31, 2019

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Phillips Crossing	Orlando-Kissimmee-Sanford, FL		100.0%		145,644	145,644	29.91	100.0%	Whole Foods	Golf Galaxy, Michaels
Shoppes of South Semoran	Orlando-Kissimmee-Sanford, FL		100.0%		103,779	103,779	12.85	100.0%	Walmart Neighborhood Market	Dollar Tree
The Marketplace at Dr. Phillips	Orlando-Kissimmee-Sanford, FL		20.0%	(1)(3)	65,370	326,850	26.10	97.7%	Publix	HomeGoods, Stein Mart, Morton's of Chicago, Office Depot
Winter Park Corners	Orlando-Kissimmee-Sanford, FL		100.0%		93,311	93,311	30.03	100.0%	Sprouts Farmers Market
Pineapple Commons	Port St. Lucie, FL		20.0%	(1)(3)	51,114	269,924	17.54	98.7%		Ross Dress for Less, Best Buy, PetSmart, Marshalls, (CVS)
Countryside Centre	Tampa-St. Petersburg-Clearwater, FL		100.0%		245,958	245,958	15.78	95.1%		T.J. Maxx, HomeGoods, Dick's Sporting Goods, Ross Dress for Less
East Lake Woodlands	Tampa-St. Petersburg-Clearwater, FL		20.0%	(1)(3)	20,886	104,430	14.80	95.0%	Walmart Neighborhood Market	Walgreens
Largo Mall	Tampa-St. Petersburg-Clearwater, FL		100.0%		377,019	610,106	18.68	96.1%	(Publix)	Marshalls, Bealls, PetSmart, Bed Bath & Beyond, Staples, Michaels, (Target)
Sunset 19 Shopping Center	Tampa-St. Petersburg-Clearwater, FL		100.0%		267,819	267,819	16.73	98.8%	Sprouts Farmers Market	Hobby Lobby, Bed Bath & Beyond, Barnes & Noble, Old Navy, Cost Plus World Market
Florida Total:	# of Properties:	28			4,430,083	6,953,434	19.04	95.8%
Georgia
Brownsville Commons	Atlanta-Sandy Springs-Roswell, GA		100.0%		27,747	81,913	19.70	83.8%	(Kroger)
Camp Creek Marketplace II	Atlanta-Sandy Springs-Roswell, GA		100.0%		196,283	228,003	16.72	100.0%		Burlington, DSW, LA Fitness, American Signature Furniture
Grayson Commons	Atlanta-Sandy Springs-Roswell, GA		100.0%		76,581	76,581	16.16	100.0%	Kroger
Lakeside Marketplace	Atlanta-Sandy Springs-Roswell, GA		100.0%		137,503	332,699	18.37	96.6%	(Super Target)	Ross Dress for Less, Petco
Mansell Crossing	Atlanta-Sandy Springs-Roswell, GA		20.0%	(1)(3)	20,586	102,930	15.07	100.0%		buybuy BABY, Ross Dress for Less, Party City
North Decatur Station	Atlanta-Sandy Springs-Roswell, GA		51.0%	(1)(3)	45,277	88,778	31.74	100.0%	Whole Foods 365
Perimeter Village	Atlanta-Sandy Springs-Roswell, GA		100.0%		380,538	380,538	21.26	97.7%	Walmart Supercenter	Hobby Lobby, Cost Plus World Market, DSW
Publix at Princeton Lakes	Atlanta-Sandy Springs-Roswell, GA		20.0%	(1)(3)	13,681	72,205	17.67	100.0%	Publix
Roswell Corners	Atlanta-Sandy Springs-Roswell, GA		100.0%		145,496	327,261	21.64	98.8%	(Super Target), Fresh Market	T.J. Maxx
Roswell Crossing Shopping Center	Atlanta-Sandy Springs-Roswell, GA		100.0%		201,056	201,056	16.96	98.5%	Trader Joe's	Office Max, PetSmart, Walgreens
Thompson Bridge Commons	Gainesville, GA		100.0%	(4)	3,000	95,587	N/A	100.0%	(Kroger)
Georgia Total:	# of Properties:	11			1,247,748	1,987,551	19.10	98.2%
Kentucky
Festival on Jefferson Court	Louisville/Jefferson County, KY-IN		100.0%		168,697	218,107	14.75	94.4%	Kroger	(PetSmart), (T.J. Maxx), Staples, Party City
Kentucky Total:	# of Properties:	1			168,697	218,107	14.75	94.4%
Maryland
Pike Center	Washington-Arlington-Alexandria, DC-VA-MD-WV		100.0%		80,841	80,841	63.32	92.1%		Pier 1, DXL Mens Apparel
Maryland Total:	# of Properties:	1			80,841	80,841	63.32	92.1%
Nevada
Charleston Commons Shopping Center	Las Vegas-Henderson-Paradise, NV		100.0%		332,298	366,952	18.37	98.8%	Walmart	Ross Dress for Less, Office Max, 99 Cents Only, PetSmart
College Park Shopping Center	Las Vegas-Henderson-Paradise, NV		100.0%		167,502	195,215	13.39	96.1%	El Super	Factory 2 U, CVS

Weingarten Realty Investors
Property Listing
As of December 31, 2019

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Francisco Center	Las Vegas-Henderson-Paradise, NV		100.0%		116,973	148,815	12.72	95.7%	La Bonita Grocery	(Ross Dress for Less)
Rancho Towne & Country	Las Vegas-Henderson-Paradise, NV		100.0%		84,711	161,837	13.81	100.0%	Smith’s Food
Nevada Total:	# of Properties:	4			701,484	872,819	15.18	97.8%
New Mexico
North Towne Plaza	Albuquerque, NM		100.0%		118,521	145,851	22.72	91.4%	Whole Foods Market	HomeGoods
New Mexico Total:	# of Properties:	1			118,521	145,851	22.72	91.4%
North Carolina
Galleria Shopping Center	Charlotte-Concord-Gastonia, NC-SC		100.0%		117,102	324,704	19.33	62.1%	(Walmart Supercenter)
Bull City Market	Durham-Chapel Hill, NC		100.0%		40,875	40,875	19.51	100.0%	Whole Foods Market
Hope Valley Commons	Durham-Chapel Hill, NC		100.0%		81,327	81,327	28.90	100.0%	Harris Teeter
Avent Ferry Shopping Center	Raleigh, NC		100.0%		119,652	119,652	18.44	87.5%	Food Lion	Family Dollar
Capital Square	Raleigh, NC		100.0%		143,063	143,063	7.81	100.0%	Food Lion
Falls Pointe Shopping Center	Raleigh, NC		100.0%		112,199	198,549	20.07	100.0%	Harris Teeter	(Kohl’s)
High House Crossing	Raleigh, NC		100.0%		87,517	87,517	17.81	89.5%	Lidl
Leesville Towne Centre	Raleigh, NC		100.0%		127,106	127,106	20.50	100.0%	Harris Teeter
Northwoods Shopping Center	Raleigh, NC		100.0%		77,803	77,803	11.88	95.9%	Walmart Neighborhood Market	Dollar Tree
Six Forks Shopping Center	Raleigh, NC		100.0%		468,402	468,402	12.32	99.1%	Food Lion	Target, Home Depot, Bed Bath & Beyond, PetSmart
Stonehenge Market	Raleigh, NC		100.0%		188,437	188,437	14.19	95.9%	Harris Teeter	Stein Mart, Walgreens
North Carolina Total:	# of Properties:	11			1,563,483	1,857,435	15.44	94.7%
Oregon
Clackamas Square	Portland-Vancouver-Hillsboro, OR-WA		20.0%	(1)(3)	14,790	140,226	19.31	90.7%	(Winco Foods)	T.J. Maxx
Raleigh Hills Plaza	Portland-Vancouver-Hillsboro, OR-WA		20.0%	(1)(3)	7,904	39,520	26.09	100.0%	New Seasons Market	Walgreens
Oregon Total:	# of Properties:	2			22,694	179,746	21.82	93.9%
Tennessee
Highland Square	Memphis, TN-MS-AR		100.0%	(4)	14,490	14,490	N/A	100.0%		Walgreens
Mendenhall Commons	Memphis, TN-MS-AR		100.0%		88,108	88,108	12.52	100.0%	Kroger
Ridgeway Trace	Memphis, TN-MS-AR		100.0%		168,816	306,556	23.99	96.0%		(Target), Best Buy, PetSmart, REI
The Commons at Dexter Lake	Memphis, TN-MS-AR		100.0%		228,796	245,396	11.14	95.5%	Kroger	Marshalls, HomeGoods, Stein Mart
Tennessee Total:	# of Properties:	4			500,210	654,550	15.79	96.6%
Texas
Mueller Regional Retail Center	Austin-Round Rock, TX		100.0%		351,099	351,099	17.76	98.8%		Marshalls, PetSmart, Bed Bath & Beyond, Home Depot, Best Buy, Total Wine
North Park Plaza	Beaumont-Port Arthur, TX		50.0%	(1)(3)	69,853	281,035	18.90	87.1%		(Target), Spec's, Kirkland's
North Towne Plaza	Brownsville-Harlingen, TX		100.0%		27,846	144,846	10.00	12.9%		(Lowe's)
Rock Prairie Marketplace	College Station-Bryan, TX		100.0%		18,163	18,163	26.02	91.0%

Weingarten Realty Investors
Property Listing
As of December 31, 2019

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Overton Park Plaza	Dallas-Fort Worth-Arlington, TX	100.0%		352,800	462,800	16.66	100.0%	Sprouts Farmers Market	Burlington, PetSmart, T.J. Maxx, (Home Depot), buybuy BABY
Preston Shepard Place	Dallas-Fort Worth-Arlington, TX	20.0%	(1)(3)	72,366	361,830	17.11	78.6%		Nordstrom, Marshalls, Stein Mart, Office Depot, Petco, Burlington
10-Federal Shopping Center	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	19,871	132,473	9.52	98.7%	Sellers Bros.	Palais Royal, Harbor Freight Tools
Alabama Shepherd Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		59,120	59,120	22.14	100.0%	Trader Joe's	PetSmart
Baybrook Gateway	Houston-The Woodlands-Sugar Land, TX	100.0%		241,149	241,149	17.55	100.0%		Ashley Furniture, Cost Plus World Market, Barnes & Noble, Michaels
Bellaire Blvd. Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		37,699	43,891	8.75	100.0%	Randall’s
Blalock Market at I-10	Houston-The Woodlands-Sugar Land, TX	100.0%		97,277	97,277	18.06	100.0%	99 Ranch Market
Citadel Building	Houston-The Woodlands-Sugar Land, TX	100.0%		121,000	121,000	N/A	100.0%		Weingarten Realty Investors Corporate Office
Galveston Place	Houston-The Woodlands-Sugar Land, TX	100.0%		210,361	210,361	11.67	98.0%	Randall’s	Office Depot, Palais Royal, Spec's
Griggs Road Shopping Center	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	12,014	80,093	9.89	89.6%		Family Dollar, Citi Trends
Harrisburg Plaza	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	14,043	93,620	20.93	95.0%		dd's Discount
HEB - Dairy Ashford & Memorial	Houston-The Woodlands-Sugar Land, TX	100.0%	(4)	36,874	36,874	N/A	100.0%		H-E-B Fulfillment Center
Heights Plaza Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		71,277	71,277	9.90	100.0%	Kroger	Goodwill
I45/Telephone Rd.	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	25,740	171,600	13.12	96.6%	Sellers Bros.	Famsa, Harbor Freight Tools
League City Plaza	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	19,420	129,467	20.10	80.3%		Crunch Fitness, Spec’s
Market at Westchase Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		81,441	81,441	22.64	95.0%		Blink Fitness
Oak Forest Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		157,812	157,812	19.20	96.6%	Kroger	Ross Dress for Less, Dollar Tree, PetSmart
Randalls Center/Kings Crossing	Houston-The Woodlands-Sugar Land, TX	100.0%		126,397	126,397	19.05	100.0%	Randall’s	CVS
Richmond Square	Houston-The Woodlands-Sugar Land, TX	100.0%		92,657	92,657	27.88	97.4%		Best Buy, Cost Plus World Market
River Oaks Shopping Center - East	Houston-The Woodlands-Sugar Land, TX	100.0%		71,265	71,265	14.24	100.0%	Kroger
River Oaks Shopping Center - West	Houston-The Woodlands-Sugar Land, TX	100.0%	(6)	230,026	230,026	41.86	93.2%	Kroger	Barnes & Noble, Talbots, Ann Taylor, GAP, JoS. A. Bank
Shoppes at Memorial Villages	Houston-The Woodlands-Sugar Land, TX	100.0%		166,777	166,777	19.04	98.2%		Gulf Coast Veterinary Specialists
Shops at Kirby Drive	Houston-The Woodlands-Sugar Land, TX	100.0%		10,000	55,460	36.22	88.5%		Freebirds Burrito
Shops at Three Corners	Houston-The Woodlands-Sugar Land, TX	70.0%	(1)	176,380	282,613	15.96	99.4%	Fiesta	Ross Dress for Less, PetSmart, Office Depot, Big Lots
Southgate Shopping Center	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	18,668	124,453	12.67	93.5%	Food-A-Rama	CVS, Family Dollar, Palais Royal
The Centre at Post Oak	Houston-The Woodlands-Sugar Land, TX	100.0%		183,940	183,940	38.59	98.1%		Marshalls, Old Navy, Grand Lux Café, Nordstrom Rack, Arhaus
The Shops at Hilshire Village	Houston-The Woodlands-Sugar Land, TX	100.0%		117,473	117,473	15.65	100.0%	Kroger	Walgreens
Tomball Marketplace	Houston-The Woodlands-Sugar Land, TX	100.0%		168,724	326,545	19.68	88.8%		(Academy), (Kohl's), Ross Dress For Less, Marshalls
Village Plaza at Bunker Hill	Houston-The Woodlands-Sugar Land, TX	57.8%	(1)(3)	283,949	491,687	26.46	99.3%	H-E-B	PetSmart, Academy, Nordstrom Rack, Burlington
West Gray	Houston-The Woodlands-Sugar Land, TX	100.0%		36,900	36,900	26.21	90.1%		Pier 1
Westchase Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		218,756	347,475	19.26	81.6%	Whole Foods Market	(Target), Ross Dress for Less, Petco
Westhill Village Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		130,851	130,851	19.01	95.7%		Ross Dress for Less, Office Depot, 99 Cents Only
Independence Plaza	Laredo, TX	100.0%		347,302	347,302	14.61	99.4%	H-E-B	T.J. Maxx, Ross Dress for Less, Hobby Lobby, Petco, Ulta Beauty
North Creek Plaza	Laredo, TX	100.0%		245,983	487,850	15.62	96.5%	(H-E-B)	(Target), Marshalls, Old Navy, Best Buy, HomeGoods
Plantation Centre	Laredo, TX	100.0%		136,487	144,129	17.63	97.3%	H-E-B
Las Tiendas Plaza	McAllen-Edinburg-Mission, TX	50.0%	(1)(3)	143,976	500,084	12.77	94.7%		(Target), Dick's Sporting Goods, Conn's, Ross Dress for Less, Marshalls, Office Depot, (HomeGoods), (Forever 21)

Weingarten Realty Investors
Property Listing
As of December 31, 2019

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Market at Nolana	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	20,569	245,057	23.53	79.0%	(Walmart Supercenter)
Market at Sharyland Place	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	53,956	301,174	19.10	95.4%	(Walmart Supercenter)	Kohl's, Dollar Tree
McAllen Center	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)(4)(7)	51,851	103,702	N/A	100.0%	H-E-B
North Sharyland Crossing	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)(4)	1,788	3,576	N/A	100.0%
Northcross	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	37,533	75,066	19.30	87.3%		Barnes & Noble
Old Navy Building	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)(4)	7,500	15,000	N/A	100.0%		Old Navy
Sharyland Towne Crossing	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	180,444	492,797	16.05	96.4%	H-E-B	(Target), T.J. Maxx, Petco, Office Depot, Ross Dress for Less
Trenton Crossing	McAllen-Edinburg-Mission, TX		100.0%		266,094	571,255	13.31	92.5%		(Target), (Kohl's), Hobby Lobby, Ross Dress for Less, Marshalls, PetSmart
Starr Plaza	Rio Grande City, TX		50.0%	(1)(3)	88,347	176,694	14.34	97.1%	H-E-B	Bealls
Fiesta Trails	San Antonio-New Braunfels, TX		100.0%		406,470	486,470	14.44	91.0%	(H-E-B)	Marshalls, Bob Mills Furniture, Act III Theatres, Stein Mart, Petco
Parliament Square II	San Antonio-New Braunfels, TX		100.0%	(4)	54,541	54,541	N/A	100.0%		Incredible Pizza
Stevens Ranch	San Antonio-New Braunfels, TX		50.0%	(1)	10,657	21,314	30.10	79.7%
The Shoppes at Wilderness Oaks	San Antonio-New Braunfels, TX		100.0%		20,081	20,081	N/A	48.3%
Thousand Oaks Shopping Center	San Antonio-New Braunfels, TX		15.0%	(1)	24,271	161,807	12.26	95.2%	H-E-B	Bealls, Tuesday Morning
Texas Total:	# of Properties:	54			6,227,838	10,339,646	18.82	95.4%
Utah
West Jordan Town Center	Salt Lake City, UT		100.0%		182,099	304,899	11.91	77.1%	Lucky Supermarket	(Target), Petco
Utah Total:	# of Properties:	1			182,099	304,899	11.91	77.1%
Virginia
Hilltop Village Center	Washington-Arlington-Alexandria, DC-VA-MD-WV		100.0%	(5)	250,811	250,811	35.03	99.4%	Wegmans	L.A. Fitness
Virginia Total:	# of Properties:	1			250,811	250,811	35.03	99.4%
Washington
2200 Westlake	Seattle-Tacoma-Bellevue, WA		69.4%	(1)(3)	60,366	87,014	38.69	100.0%	Whole Foods
Covington Esplanade	Seattle-Tacoma-Bellevue, WA		100.0%		187,388	187,388	34.75	98.3%		The Home Depot
Meridian Town Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	15,566	143,401	17.71	100.0%	(Safeway)	Jo-Ann Fabric, Tuesday Morning
Queen Anne Marketplace	Seattle-Tacoma-Bellevue, WA		51.0%	(1)(3)	41,337	81,053	31.15	100.0%	Metropolitan Market	Bartell's Drug
Rainier Square Plaza	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	22,347	111,735	22.35	100.0%	Safeway	Ross Dress for Less
South Hill Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	26,802	134,010	17.07	100.0%		Bed Bath & Beyond, Ross Dress for Less, Best Buy
The Whittaker	Seattle-Tacoma-Bellevue, WA		100.0%		63,663	63,663	34.97	100.0%	Whole Foods
Washington Total:	# of Properties:	7			417,469	808,264	31.46	99.2%
Total Operating Properties	# of Properties:	168			21,467,395	32,477,618	19.87	95.2%

Weingarten Realty Investors
Property Listing
As of December 31, 2019

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
New Development
Virginia
Centro Arlington	Washington-Arlington-Alexandria, DC-VA-MD-WV		90.0%	(1)(2)(3)	65,065	72,294			Harris Teeter
West Alex	Washington-Arlington-Alexandria, DC-VA-MD-WV		100.0%	(2)	—	—			Harris Teeter
Virginia Total:	# of Properties:	2			65,065	72,294

Total New Developments	# of Properties:	2			65,065	72,294
Operating & New Development Properties	# of Properties:	170			21,532,460	32,549,912
Unimproved Land
Arizona
Lon Adams Rd. at Tangerine Farms Rd., Marana						422,532
Arizona Total:						422,532
Colorado
Highway 85 and Highway 285, Sheridan						247,247
Colorado Total:						247,247
Florida
SR 207 at Rolling Hills Dr., St. Augustine						69,696
State Road 100 & Belle Terre Parkway, Palm Coast						292,288
Florida Total:						361,984
Georgia
NWC South Fulton Pkwy. @ Hwy. 92, Union City						1,050,754
Georgia Total:						1,050,754
North Carolina
Capital Blvd & Stadium Drive, Wake Forest						95,354
Highway 17 and Highway 210, Surf City						477,810
U.S. Highway 1 at Caveness Farms Rd., Wake Forest						911,929
North Carolina Total:						1,485,093
Texas
9th Ave. at 25th St., Port Arthur						243,065
Culebra Road and Westwood Loop, San Antonio						60,984
East Orem, Houston						121,968
FM 1957 (Potranco Road) and FM 211, San Antonio						5,245,321
FM 2920 and Highway 249, Tomball						95,832
Gattis School Rd. at A.W. Grimes Blvd., Round Rock						57,499

Weingarten Realty Investors
Property Listing
As of December 31, 2019

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Highway 3 at Highway 1765, Texas City					200,812
Nolana Ave. and 29th St., McAllen					163,350
Northwest Freeway at Gessner, Houston					43,396
Rock Prairie Rd. at Hwy. 6, College Station					229,561
SH 151 and Ingram Rd., San Antonio					252,692
Shary Rd. at North Hwy. 83, Mission					172,498
U.S. 77 and 83 at SHFM 802, Brownsville					914,723
US Hwy. 281 at Wilderness Oaks, San Antonio					396,962
West Little York at Interstate 45, Houston					161,172
Texas Total:					8,359,835
Total Unimproved Land					11,927,445

Weingarten Realty Investors
Property Listing
As of December 31, 2019

Center	Property Covered	Max Possible Term
Ground Lease Commitments
Blalock Market at I-10	Entire Center	3/31/2039
Camelback Village Square	Entire Center	6/30/2094
Highland Square	Entire Center	10/31/2044
Parliament Square II	Entire Center	12/31/2030
Phillips Crossing	Entire Center	12/31/2085
River Point at Sheridan	Part of Center	11/27/2086
Rock Prairie	Entire Center	12/31/2081
Shoppes at Memorial Villages	Part of Center	5/31/2043
Six Forks Station	Entire Center	6/30/2063
Pike Center (1)	Entire Center	5/31/2059

Note:
(1) Project subject to a ground lease with WRI's option to purchase
This list excludes two ground leases where we only lease parking area.

Other Topics of Interest

Weingarten Realty Investors
New Lease Guidance Implementation
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018

Rental Revenues:
Other rental income (restated in financial statements for prior periods)		$373		$1,334
Real estate taxes paid directly by tenants (no restatement for prior periods)		(1,037)		(4,314)

Other:
Other rental income (restated in financial statements for prior periods)		(373)		(1,334)

Total Revenues		(1,037)		(4,314)

Operating Expenses:
Real estate taxes paid directly by tenants (no restatement for prior periods)		(1,037)		(4,314)

Total Operating Expenses		(1,037)		(4,314)

Net Income Changes		$—		$—

Capitalized Amounts for Deferred Leasing Costs	$269	$2,577	$1,021	$10,243
Right-Of-Use Assets	43,751		43,751
Lease Liabilities	43,063		43,063

Note: Estimated material amounts have been presented to assist with prior period comparability due to the implementation of Financial Accounting Standards Board's Accounting Standard Update No. 2016-02, "Leases" as of January 1, 2019.

Weingarten Realty Investors
Ground Lease Summary
December 31, 2019
(at pro rata share)
(in thousands)

Use Description	Number of Leases	GLA	ABR	ABR $/SF

Home Improvement	2	248	$1,154	$4.65
Discount Department Store	9	648	3,997	6.17
Full-Service Restaurant	35	172	3,549	20.63
Fast Food	49	144	4,540	31.53
Bank	30	104	4,552	43.77
Supermarket	14	767	6,599	8.60
Pharmacy	6	79	846	10.71
Theater	2	111	990	8.92
Gas Station	17	38	1,855	48.82
Other	17	223	4,045	18.14

Total	181	2,534	$32,127	$12.68

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.